     As filed with the Securities and Exchange Commission on May 27, 1998
                                             Securities Act File No. 33-8553
===============================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form N-14

                         REGISTRATION STATEMENT UNDER
                        THE SECURITIES ACT OF 1933 /X/

                     VANGUARD QUANTITATIVE PORTFOLIOS, INC.
              (Exact Name of Registrant as Specified in Charter)



                                 P.O. Box 2600
                            Valley Forge, PA 19482
              (Address of Principal Executive Offices) (Zip Code)


                                 (610) 669-1000
                 (Registrant's Area Code and Telephone Number)


                                 P.O. Box 2600
                            Valley Forge, PA 19482
                    (Name and Address of Agent for Service)

                                With copies to:

                             Jack W. Murphy, Esq.
                            Dechert Price & Rhoads
                             1775 Eye Street, N.W.
                            Washington, D.C. 20006

                           ------------------------
                 Approximate Date of Proposed Public Offering:
  As soon as practicable after this Registration Statement becomes effective.


     Title of Securities Being Registered: Shares of beneficial interest of the registrant's Vanguard Growth and Income Portfolio. No filing fee is due because of reliance on Section 24(f ) of the Investment Company Act of 1940.

     Pursuant to Rule 488(a) under the Securities Act of 1933, this registration statement will become effective on the thirtieth day after the date upon which it is filed.

===============================================================================
                                                                   information


for Shareholders
of Vanguard/
Trustees'
Equity Fund-
U.S. Portfolio

Vanguard/Trustees' Equity Fund-U.S. Portfolio will host a Special Meeting of Shareholders on July 31, 1998, at Vanguard's headquarters in Malvern, Pennsylvania. The purpose is to vote on a proposal to reorganize the U.S. Portfolio into Vanguard Growth and Income Portfolio on a tax-free basis.

   The first few pages of this booklet highlight key points about the proposed reorganization and explain the proxy process--including how to cast your votes. Before you vote, please read the full text of the combined proxy statement and prospectus for a complete understanding of our proposal.

KEY POINTS ABOUT THE PROPOSED REORGANIZATION

Purpose of the Reorganization

The purpose of this proposal is to make your Portfolio a part of Growth and Income Portfolio, a larger Vanguard fund that has very similar investment objectives and policies. After 18 years of operation, U.S. Portfolio has attracted only a modest level of investor interest, and its investment characteristics have come to mirror those of Growth and Income Portfolio. Your Board of Trustees believes that it is in shareholders' best interests simply to combine the two Portfolios.

Lower Costs for Shareholders

Due to its larger size and more favorable advisory contract, Growth and Income Portfolio enjoys greater operating efficiencies--and lower operating expenses--than your Portfolio. U.S. Portfolio's total expense ratio for 1997 was 0.53%--an annual cost to shareholders of $5.30 for each $1,000 invested. By contrast, Growth and Income Portfolio's total expense ratio for 1997 was 0.36%--an annual cost to shareholders of $3.60 for each $1,000 invested.

                                              (continued on inside front cover)

                                                        THE VANGUARD GROUP LOGO

How the Reorganization Will Affect Your Account

If shareholders approve this proposal, we'll exchange all of your U.S. Portfolio shares, on a tax-free basis, for an equivalent dollar amount of Growth and Income Portfolio shares. Your account registration and account options will remain the same. (There is one notable exception: Growth and Income Portfolio doesn't permit telephone exchanges for nonretirement accounts.) In addition, your aggregate cost basis in the account will remain the same, although your nominal per share cost will change as a result of the two Portfolios' different share prices.

Tax Notes

The reorganization will be accomplished on a tax-free basis, meaning that you won't realize any capital gains when your U.S. Portfolio shares are exchanged for shares of Growth and Income Portfolio. However, you should pay close attention to these points:

   o U.S. Portfolio's final distribution. At the time of the reorganization, U.S. Portfolio will make a final distribution of its accumulated dividends and realized capital gains. If you are a taxable investor, purchasing additional shares of U.S. Portfolio may be unwise at this point. This is because a portion of any additional investments will probably come back to you in the form of a taxable distribution.

   o Growth and Income Portfolio's year-end distribution. Following the reorganization, shareholders of the former U.S. Portfolio will participate fully in Growth and Income Portfolio's year-end distribution. If made today, this distribution would amount to approximately 2.2% of the current value of each shareholder's investment in Growth and Income Portfolio.

Interim Change in Investment Adviser for the U.S. Portfolio

In anticipation of the reorganization, Franklin Portfolio Associates (FPA) has replaced Geewax, Terker & Company as investment adviser to the U.S. Portfolio. FPA is the investment advisory firm that has managed the Growth and Income Portfolio since its inception in 1986. During this interim period, the U.S. Portfolio will pay FPA annualized advisory fees amounting to 0.08% of average Portfolio assets. Geewax, on the other hand, received 1997 advisory fees from the U.S. Portfolio amounting to 0.22% of average Portfolio assets.

                                    -- Q&A --


Q. I'm a small investor. Why should I bother to vote?

A. Your vote makes a difference. If numerous shareholders just like you fail to vote their proxies, U.S. Portfolio may not receive enough votes to go forward with its meeting. If this happens, we'll need to mail proxies again--a costly proposition for your Portfolio!

Q. Didn't I just vote a proxy for U.S. Portfolio a few months ago?

A. If you owned shares of U.S. Portfolio on April 13, 1998, this is the second proxy that you've received for this year. Unfortunately, the U.S. Securities and Exchange Commission's special requirements for this type of proposal made it impractical to include in our earlier proxy. Please bear with us, read yet another proxy statement, and vote again!

Q. Who gets to vote?

A. Any person who owned shares of U.S. Portfolio on the "record date," which was June 18, 1998, gets to vote--even if the investor later sold the shares. Shareholders are entitled to cast one vote for each dollar invested in U.S. Portfolio on the record date.

Q. How can I vote?

A. You can vote in any one of four ways:
   o Through the Internet at www.proxyweb.com (or by going to www.vanguard.com and clicking on "Proxy Voting").
   o By telephone, with a toll-free call to the number listed on your proxy card.
   o By mail, with the enclosed ballot.
   o In person at the meeting.

We encourage you to vote by Internet or telephone, using the 14-digit "control" number that appears on your proxy card. These voting methods will save your Portfolio a good deal of money (no return-mail postage!). Whichever method you choose, please take the time to read the full text of our proxy statement before you vote.

Q. Is it hard to vote by Internet?

A. Not at all! If you have not yet visited Vanguard's website--at www.vanguard.com--this is a great opportunity to check it out. Scan our website and, when you're ready, click on the "Proxy Voting" link on our homepage to access www.proxyweb.com (the voting location).
Problems? Please call us at 1-800-891-5345.

Q. I plan to vote by mail. How should I sign my proxy card?

A. If you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match one that appears on the card. You should sign proxy cards for other types of accounts in a way that indicates your authority (for instance, "John Brown, Custodian").

                 Vanguard/Trustees' Equity Fund--U.S. Portfolio


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


  Your Vanguard fund will host a Special Meeting of Shareholders on Friday, July 31, 1998, at 9:30 a.m., Eastern time. The meeting will be held at Vanguard's Malvern, Pennsylvania, headquarters, at 100 Vanguard Boulevard, in the Majestic Building. At the meeting, we'll ask shareholders to vote on:


     1. A proposal to reorganize U.S. Portfolio into Vanguard Growth and Income Portfolio.


     2. Any other business properly brought before the meeting.


                                     By Order of the Board of Trustees
                                     Raymond J. Klapinsky, Secretary



June 24, 1998





--------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT!

   You can vote easily and quickly by toll-free telephone call, at our website, or by mail. Just follow the simple instructions that appear on your enclosed proxy card. Please help your fund avoid the expense of a follow-up mailing by voting today!

--------------------------------------------------------------------------------

                Vanguard/Trustees' Equity Fund--U.S. Portfolio


                        Special Meeting of Shareholders
                                 July 31, 1998


                      COMBINED PROXY STATEMENT/PROSPECTUS


                                  Introduction

  Proposal summary. This proxy statement describes a proposal to make your fund a part of Vanguard Growth and Income Portfolio, a larger Vanguard fund that has very similar investment objectives and investment policies. The reorganization involves a few basic steps. First, your fund will transfer all of its assets and liabilities to Growth and Income Portfolio in exchange for shares of Growth and Income Portfolio. Your fund will then liquidate, and you will receive Growth and Income Portfolio shares that are equivalent in value to your U.S. Portfolio investment at the time of the reorganization.

  Read and keep these documents. Please read the entire proxy statement, along with the enclosed Vanguard Growth and Income Portfolio prospectus dated April 17, 1998, before casting your vote. (The prospectus is, by reference, considered part of this proxy statement.) These documents contain information that is important to your proxy decision, and you should keep them for future reference.

  Additional information is available. Growth and Income Portfolio's Statement of Additional Information (dated April 17, 1998) and its 1997 Annual Report to Shareholders each contain important information about the Portfolio. These documents have been filed with the U.S. Securities and Exchange Commission and are considered part of this proxy statement by reference. You can obtain copies of these documents, without charge, by contacting Vanguard (1-800-662-7447) or visiting the SEC's website (www.sec.gov). Copies of U.S. Portfolio's prospectus and Statement of Additional Information (both dated April 30, 1998), along with its most recent annual report to shareholders, are also available without charge from Vanguard or at the SEC's website.


--------------------------------------------------------------------------------

   These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy of this combined proxy statement/prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

                                   OVERVIEW


     This section summarizes key information concerning your fund's proposal. Keep in mind that more detailed information appears throughout the proxy statement and the accompanying prospectus. Please be sure to read everything.


     The Proposed Reorganization. At their meeting on May 15, 1998, your fund's Board of Trustees approved a plan to reorganize U.S. Portfolio into Vanguard Growth and Income Portfolio. The plan calls for U.S. Portfolio to transfer all of its assets and liabilities to Growth and Income Portfolio in exchange for shares of that fund. Shareholders of U.S. Portfolio would receive Growth and Income Portfolio shares that are equivalent in value to their investments at the time of the reorganization, and U.S. Portfolio then would be terminated. All of this would happen on a single day, which is currently expected to be August 15, 1998, assuming that a majority of your fund's outstanding shares approve this proposal.


     We believe that the proposed reorganization is in the best interests of U.S. Portfolio and its shareholders (we'll explain further into the proxy statement). Also, the reorganization will not dilute the interests of U.S. Portfolio shareholders. If we don't win shareholder approval of the reorganization, U.S. Portfolio will continue in existence and the Board of Trustees will consider whether further action is appropriate.


     Investment Objectives and Policies of Each Fund. Growth and Income Portfolio and U.S. Portfolio have investment objectives and policies that are similar. The primary investment objective of Growth and Income Portfolio is to realize a total investment return (dividend income plus capital change) greater than the return of the aggregate U.S. stock market, as measured by the Standard & Poor's 500 Composite Stock Price Index. The investment objective of U.S. Portfolio is to provide long-term capital growth and a modest amount of income by investing in equity securities of U.S. companies.


     Growth and Income Portfolio seeks to achieve its investment objective by investing primarily in securities that are included in the S&P 500 Index, and we expect the aggregate investment characteristics of the Portfolio to resemble those of the Index. U.S. Portfolio seeks to achieve its investment objective by investing between 50% and 70% of its assets in common stocks of U.S. companies that display value investment characteristics and the remaining portion of its assets in growth-oriented common stocks of U.S. companies.


     The investment objectives and policies of the Portfolios are discussed in more detail in "Investment Practices and Risk Considerations" on page 5. For complete descriptions of the investment objectives and policies of the Portfolios, please read each Portfolio's prospectus and Statement of Additional Information.


     Investment Advisers. The investment adviser for both Growth and Income Portfolio and, as of May 18, 1998, U.S. Portfolio is Franklin Portfolio Associates

LLC (FPA), Two International Place, Boston, MA 02110. Under separate investment advisory agreements with each Portfolio, FPA manages the investment and reinvestment of the Portfolios' respective assets and continuously reviews, supervises, and directs the Portfolios' respective investment programs.

     FPA's agreement with Growth and Income Portfolio is dated April 1, 1996; its agreement with U.S. Portfolio is dated May 21, 1998. FPA is a professional investment counseling firm that specializes in the management of common stock portfolios through the use of quantitative investment models. Founded in 1982, FPA, a Massachusetts limited liability company, is a wholly-owned indirect subsidiary of Mellon Bank Corporation. As of December 31, 1997, FPA provided investment advisory services to approximately $10.7 billion of client assets. FPA also serves as adviser to approximately one-third of the equity investments of Vanguard/Morgan Growth Fund, another mutual fund member of The Vanguard Group.

     Prior to May 21, 1998, Geewax, Terker & Company, 99 Starr Street, Phoenixville, PA 19460, was the investment adviser to U.S. Portfolio. Geewax, Terker, an investment advisory firm founded in 1982, currently manages approximately $3 billion in assets for institutional endowment and pension funds. On May 15, 1998, your fund's Board voted to replace Geewax, Terker with FPA pursuant to Rule 15a-4 under the 1940 Act, which permits the Board to appoint a new investment adviser for an interim 120-day period. The Board decided to take this action in anticipation of the reorganization. This step is believed to be in the best interests of shareholders because following the reorganization, assuming approval by shareholders, the combined assets of the two funds will be managed by FPA.

     Fees and Expenses. Growth and Income Portfolio pays FPA an advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the Portfolio's average month-end net assets for the quarter:



Net Assets                                                     Rate
-----------                                                  -------
First $100 million                                             .30%
Next $650 million                                              .15%
Next $1.25 billion                                             .10%
Next $3 billion                                                .08%
Over $5 billion                                                .06%

     This fee may be increased or reduced by applying an adjustment formula based on the investment performance of Growth and Income Portfolio relative to the S&P 500 Index.

Three Year Performance
Differential vs. S&P 500 Index                            Fee Adjustment
--------------------------------                        ------------------
+6% or more                                             +60% of Basic Fee
+3% to +6%                                              +30% of Basic Fee
-3% to +3%                                              - 0 -
-3% to -6%                                              -30% of Basic Fee
Less than -6%                                           -60% of Basic Fee

     Accordingly, given the fund's current asset level, the maximum possible fee payable to FPA by Growth and Income Portfolio under the agreement would be 0.13% of net assets, and the minimum possible fee payable would be 0.07% of net assets.

     U.S. Portfolio pays FPA a flat fee amounting to 0.08% of its average net assets (annualized).

     Prior to May 21, 1998, Geewax, Terker & Company was the investment adviser to U.S. Portfolio. Geewax, Terker was paid an advisory fee at the end of each fiscal quarter based on U.S. Portfolio's average month-end net assets during the quarter, multiplied by an annual percentage rate of 0.40%.

     The basic advisory fee paid to Geewax, Terker & Company was increased or decreased by applying an incentive/penalty fee adjustment based on the investment performance of U.S. Portfolio relative to the investment performance of S&P 500 Index over the preceding 36-month period as follows:


Cumulative Three-Year Performance
Differential vs. S&P 500 Index                               Fee Adjustment*
------------------------------------------                --------------------
+4.5% points or more                                       0.50% of Basic Fee
+2.25% points but less than +4.5% points                   - 0 -
Less than +2.25% points                                    -0.50% of Basic Fee

*For purposes of this calculation, the basic fee was calculated by applying the quarterly rate against average assets over the 36-month period.

  Accordingly, the maximum possible fee payable to Geewax, Terker by U.S. Portfolio under the agreement would have been .60% of net assets and the minimum possible fee would have been .20% of net assets.

  For more information about fees and expenses, see "Fees and Expenses" on page
7.

     Purchase, Redemption, and Exchange Information. The purchase, redemption, and exchange procedures and privileges for U.S. Portfolio and Growth and Income Portfolio are basically the same. Purchase procedures for the Portfolios are virtually identical and are described beginning on page 15 of the Growth and Income Portfolio Prospectus. In addition, shareholders of both Portfolios may exchange shares for shares of other Vanguard Funds by following the procedures described beginning on page 21 of the Growth and Income Portfolio prospectus. One important exception here is that, unlike U.S. Portfolio, Growth and Income Portfolio does not accept telephone exchanges for nonretirement accounts.

     Federal Income Tax Consequences of the Reorganization. It is expected that the reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended. We will not proceed with the reorganization until legal counsel provides us with an opinion to the effect that the reorganization will be tax-free and will not cause U.S. Portfolio or its shareholders to recognize gains or losses. See "Information About The Reorganization--Tax Considerations" on page 8.


                 INVESTMENT PRACTICES AND RISK CONSIDERATIONS


     The investment objectives, policies, and restrictions of Growth and Income Portfolio and U.S. Portfolio are similar, although the Portfolios differ to some extent with respect to particular investment techniques, as described below. Because the Portfolios share similar investment objectives and policies, we believe that the risks of investing in Growth and Income Portfolio are substantially similar to the risks of investing in U.S. Portfolio. The investment objectives, policies, and restrictions of the Portfolios, and certain differences between them, are discussed below. For a more detailed description, please see the prospectus and Statement of Additional Information describing each Portfolio. We cannot guarantee that either Portfolio will achieve its stated objective(s).


Comparison of Objectives

     The investment objective of Growth and Income Portfolio is to realize a total investment return (dividend income plus capital change) greater than the return of the aggregate U.S. stock market, as measured by the S&P 500 Index.

     The investment objective of U.S. Portfolio is to seek to provide long-term capital growth and a modest amount of income. U.S. Portfolio seeks to achieve this objective by investing primarily in common stocks of U.S. companies. Between 50% and 70% of U.S. Portfolio's assets are invested in common stocks that display value investment characteristics; the remaining portion of U.S. Portfolio's assets are invested in growth-oriented common stocks.


Comparison of Primary Investments

     Growth and Income Portfolio invests in a broadly diversified portfolio of common stocks. At least 65% of Growth and Income Portfolio's assets are invested in securities which are included in the S&P 500 Index, while the balance of the Portfolio's assets may be invested in common stocks not represented in the Index. Historically, the types of securities that Growth and Income Portfolio invests in have provided capital appreciation and dividend income. Stocks are selected for

Growth and Income Portfolio so that, in the aggregate, the investment characteristics of the Portfolio are similar to those of the S&P 500 Index. These characteristics include such measures as dividend yield (before expenses), price-to-earnings ratio, "beta" (relative volatility), return on equity, and market price-to-book value ratio. However, while maintaining aggregate investment characteristics similar to those of the S&P 500 Index, Growth and Income Portfolio seeks to invest in individual common stocks--including stocks which are not part of the Index--which will in the aggregate provide a higher total return than the Index.


     The S&P 500 Index measures the total investment return (capital change plus dividend income) provided by a universe of 500 common stocks, weighted by their market value. These 500 securities, most of which trade on the New York Stock Exchange, represent approximately 70% of the market value of all U.S. common stocks. Because of the market-value weighting, the 50 largest companies in the S&P 500 Index currently account for approximately 47% of the Index.


     U.S. Portfolio invests in large-, mid-, and small-capitalization stocks. Mid- and small-cap stocks have historically been more volatile than--and at times have performed quite differently from--the large-cap stocks found in the S&P 500 Index. For this reason and because U.S. Portfolio does not hold the same securities held in the S&P 500 Index or any other market index, the performance of the Portfolio does not mirror the returns of any particular index.


     Although it normally seeks to remain substantially fully invested in common stocks, Growth and Income Portfolio may invest temporarily in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. These securities include: obligations of the U.S. Government and its agencies or instrumentalities; commercial paper, bank certificates of deposit, and banker's acceptances; and repurchase agreements collateralized by these securities.


     Similarly, the U.S. Portfolio usually holds only a small percentage of its assets in cash reserves, although if the investment adviser believes that market conditions warrant a temporary defensive measure, U.S. Portfolio may hold cash reserves without limit.


     Fundamental Policies. The investment objectives and investment policies described above for Growth and Income Portfolio are not "fundamental," which means that they can be changed without a shareholder vote. U.S. Portfolio's investment objectives are fundamental and so may be changed only with the approval of shareholders; its investment policies described above, however, are not fundamental.


     Investment Restrictions. Each Portfolio has adopted fundamental investment restrictions that may be changed only with shareholder approval. These investment restrictions are the same for the Portfolios.

Comparison of Risk Factors


     U.S. Portfolio and Growth and Income Portfolio each invest principally in common stocks of U.S. companies in seeking the objectives of long-term capital appreciation and a modest amount of income and a total investment return (dividend income plus capital change) greater than the S&P 500 Index, respectively. Growth and Income Portfolio concentrates its investments in companies included in the S&P 500 Index, while U.S. Portfolio is not necessarily so concentrated. U.S. Portfolio held 339 securities on March 31, 1998, while Growth and Income Portfolio held approximately 123 securities on the same date. While the securities and investment techniques used by the Portfolios are similar, there are some differences. As with any security, an investment in a Portfolio's shares involves certain risks, including the potential for loss of principal. The Portfolios are subject to varying degrees of financial, market, interest, and credit risks. For a further discussion of the securities and investment techniques used by the Growth and Income Portfolio, and the associated risks, see page 4 of the fund's prospectus.


                               FEES AND EXPENSES


     Growth and Income Portfolio employs FPA to manage the investment and reinvestment of the assets of the Portfolio and to continuously review, supervise, and administer the Portfolio's investment program. FPA discharges its responsibilities subject to the control of the officers and Trustees of Growth and Income Portfolio. Mr. John J. Nagorniak, President of FPA, serves as portfolio manager.

     Growth and Income Portfolio pays FPA a basic advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the annual percentage rates set forth on page 3.

     For the year ended December 31, 1997, the advisory fee represented an effective annual basic rate of 0.13% of the Growth and Income Portfolio's average net assets before a decrease of $244,000 (an annual rate of 0.01%) based on performance.

     During the fiscal years ended December 31, 1995, 1996, and 1997, Growth and Income Portfolio paid FPA advisory fees of $1,280,000, $1,646,000, and $2,231,000, respectively.

     Effective May 21, 1998, U.S. Portfolio employs FPA to manage the investment and reinvestment of the assets of the Portfolio and to continuously review, supervise, and administer the Portfolio's investment program. FPA discharges its responsibilities subject to the control of the officers and Trustees of the U.S. Portfolio. Mr. John J. Nagorniak serves as portfolio manager. U.S. Portfolio pays FPA a basic advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, which annualized amounts to 0.08% of the Portfolio's average net assets.

     Prior to May 21, 1998, Geewax, Terker served as investment adviser to U.S. Portfolio. For the year ended December 31, 1997, the advisory fee paid to Geewax, Terker represented an effective annual basic rate of 0.40% of U.S. Portfolio's average net assets before a decrease of $274,000 (an annual rate of 0.18%) based on performance.


     During the fiscal years ended December 31, 1995, 1996, and 1997, U.S. Portfolio paid Geewax, Terker advisory fees of $383,000, $319,000, and $341,000, respectively.


                     INFORMATION ABOUT THE REORGANIZATION


     Agreement and Plan of Reorganization. Your fund has entered into an Agreement and Plan of Reorganization with Growth and Income Portfolio. Under this agreement, U.S. Portfolio will transfer all of its assets and liabilities to Growth and Income Portfolio in exchange for shares of that fund. Shareholders of U.S. Portfolio would receive Growth and Income Portfolio shares that are equivalent in value to their investments at the time of the reorganization, and U.S. Portfolio then would be terminated. All of this would happen on a single day, which is currently expected to be August 15, 1998, assuming that a majority of your fund's outstanding shares approve this proposal. The agreement spells out the terms and conditions of the reorganization (assuming that shareholders approve this proposal). For a complete description of these terms and conditions, please see the agreement, which appears as an appendix to this proxy statement.


     Until the reorganization date, shareholders of the U.S. Portfolio will continue to be able to redeem their shares. Redemption requests received after the reorganization date will be treated as requests for the redemption of Growth and Income Portfolio shares received by the shareholder in the reorganization.


     The obligations of U.S. Portfolio and Growth and Income Portfolio under the agreement are subject to various conditions. Among other things, the reorganization requires that all filings be made with, and all authority be received from, the SEC and state securities commissions as may be necessary, in the opinion of counsel, to permit the parties to carry out the transactions contemplated by the agreement. The Portfolios are in the process of making the necessary filings. The Agreement and Plan of Reorganization may be terminated at any time by action of the Portfolios' Trustees. The Portfolios, after consultation with counsel and by consent of the Trustees or an officer authorized by the Trustees, may at any time waive compliance with any condition contained in the agreement. For a complete description of the terms and conditions of the reorganization, see the agreement at Appendix A.


     Tax Considerations. Your fund's reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the

Internal Revenue Code. This means that none of the parties involved--U.S. Portfolio, Growth and Income Portfolio, and their respective shareholders--will recognize a gain or loss directly from the reorganization. It also means that your aggregate cost basis will remain the same following the reorganization (although your nominal per-share cost will change as a result of the two funds' different share prices).

    o U.S. Portfolio's final distribution. At the time of the reorganization, U.S. Portfolio will make a final distribution of its accumulated dividends and realized capital gains. If you are a taxable investor, purchasing additional shares of the U.S. Portfolio may be unwise at this point. This is because a portion of the investment will probably come back to you in the form of a taxable distribution.

    o Growth and Income Portfolio's year-end distribution. Following the reorganization, shareholders of the former U.S. Portfolio will participate fully in Growth and Income Portfolio's year-end distribution. If made today, this distribution would amount to approximately 2.2% of the current value of each shareholder's investment in Growth and Income Portfolio.

     Expenses of the Reorganization. U.S. Portfolio and Growth and Income Portfolio will each bear their own expenses incurred in the reorganization. The expenses of Growth and Income Portfolio, which mainly consist of legal and accounting fees, are expected to be minimal. We expect U.S. Portfolio's expenses for reorganization to total approximately $40,000. These expenses will include: the cost of the special meeting; proxy costs (including all costs of solicitation, printing, and mailing of this proxy statement); the expenses of its proposed liquidation and dissolution; and legal and accounting fees.

     U.S. Portfolio was formed as a series of Vanguard/Trustees' Equity Fund in 1980, with the objective of providing a portfolio with a "mid-cap" orientation that would represent a blend of growth and value disciplines, with the portfolio rotating toward the more attractive segment of the market. Over the period since its inception, however, U.S. Portfolio has evolved so that it is now almost indistinguishable from Growth and Income Portfolio. Additionally, investor interest in U.S. Portfolio has been modest, limiting the growth of the Portfolio. Consequently, your fund's Board of Trustees has determined that the expenses involved in maintaining a separate, redundant Portfolio are no longer warranted and that it would be more efficient and less costly to combine the U.S. Portfolio into the much larger and more established Growth and Income Portfolio.


                                RECOMMENDED VOTE

  YOUR FUND'S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE TO APPROVE THE PROPOSED REORGANIZATION.

                    ADDITIONAL INFORMATION ABOUT THE FUNDS

     Form of Organization. The Growth and Income Portfolio is a diversified series of Vanguard Quantitative Funds, an open-end management investment company organized as a Maryland corporation in 1986, and reorganized as a Delaware business trust on May 29, 1998. It is registered under the Investment Company Act of 1940, and does not offer any other series of shares at this time. The U.S. Portfolio is a diversified series of Vanguard/Trustees' Equity Fund, an open-end management investment company organized as a Pennsylvania common law trust in 1984, and reorganized as a Delaware business trust on June 30, 1998. It is also registered under the 1940 Act. Trustees' offers one other series of shares, which is not involved in the reorganization.

     Each fund is governed by a separate but comparable Declaration of Trust. The business and affairs of each fund are managed under the direction of a Board of Trustees. The respective Boards of Trustees of the funds have the same members.

     Voting Rights. Shares of Vanguard Quantitative Funds entitle their holders to one vote per dollar of investment value. Holders of Vanguard/Trustees' Equity Fund shares presently are entitled to one vote per share, and, separate votes will be taken by each series on matters affecting an individual series. Shares have noncumulative voting rights and no preemptive or subscription rights. The funds are not required to hold shareholder meetings annually, although shareholder meetings may be called for purposes such as electing or removing Trustees, changing fundamental policies, or approving an investment advisory agreement.

     Asset Size and Expense Ratios. On March 31, 1998, U.S. Portfolio had total net assets of approximately $196 million. On the same date, Growth and Income Portfolio had total net assets of approximately $3.3 billion. For the fiscal year ended December 31, 1997, U.S. Portfolio had an expense ratio of 0.53 of 1% of its average net assets. The expense ratio for Growth and Income Portfolio for the fiscal year ended December 31, 1997, was 0.36 of 1% of its average net assets.

     To the extent that dividends paid to shareholders by U.S. Portfolio are derived from taxable interest or from capital gains, such dividends will be subject to federal income tax. Any gain realized on a redemption of shares will be taxable gain, subject to any applicable tax and exemption for which an investor may qualify.

     Portfolio Brokerage. The portfolio brokerage policies of U.S. Portfolio and Growth and Income Portfolio are substantially similar. In this respect, the investment advisory agreements for each Portfolio authorize the investment adviser, subject to oversight by the Board of Trustees, to select the brokers or dealers that will execute the purchases and sales of securities for the Portfolio and direct the investment adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolio. The investment advisers have undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds obtainable under the circumstances.

     In placing portfolio transactions, the investment adviser uses its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution. The full range and quality of brokerage services available are considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers who supply investment research and statistical information and provide other services in addition to execution services to the Portfolio and/or the investment adviser. The investment adviser considers the investment services it receives useful in the performance of its obligations under the agreement, but is unable to determine the amount by which such services may reduce its expenses.

     The investment advisory agreement also incorporates the concepts of
Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the oversight of the Portfolio's Board of Trustees, the investment adviser may cause the Portfolio to pay a broker-dealer which furnishes brokerage and research services at a higher commission than that which might be charged by another broker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the investment adviser to the Portfolio and the other Portfolios in the Group.

     Each Portfolio's investment adviser may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. An investment adviser will pay such higher commissions only if it believes this to be in the best interest of the Portfolio. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to the investment adviser and/or the Portfolio. However, the investment adviser has informed the Portfolio that it will not pay higher commission rates specifically for the purpose of obtaining research services.

     During the fiscal year ended December 31, 1997, U.S. Portfolio paid approximately $2,431,609 in brokerage commissions and had a portfolio turnover rate of 139%. During the fiscal year ended December 31, 1997, the Growth and Income Portfolio paid approximately $2,018,001 in brokerage commissions, and had a portfolio turnover rate of 66%.

     Capitalization. The following table shows, on an unaudited basis, the actual capitalization of the U.S. Portfolio and the Growth and Income Portfolio as of March 31, 1998, and the capitalization on a pro forma basis as of that date giving effect to the reorganization:

                                                           Net Asset Value
                                    Net Assets               Per Share           Shares Outstanding
                                -----------------          ---------------       -------------------
Growth and Income Portfolio     $3,286,227,000               $ 29.24               112,388,000
U.S. Portfolio                  $  196,021,000               $ 40.50                 4,840,000
Pro Forma                       $3,482,248,000               $ 29.24               119,092,000

                              GENERAL INFORMATION


     This section provides information on a number of topics relating to proxy voting and shareholder meetings.


     Proxy solicitation methods. Your fund will solicit shareholder proxies in a variety of ways. All shareholders who are entitled to vote will receive these proxy materials by mail. In addition, Vanguard employees and officers may solicit shareholder proxies in person, by telephone, or through the Internet. We may also arrange for an outside firm, Shareholder Communications Corporation, to solicit shareholder votes by telephone on the fund's behalf. This procedure, which is expected to cost the fund approximately $4 per shareholder vote, will be employed only after all more cost-effective means of soliciting shareholder votes have been exhausted.


     Proxy solicitation costs. Your fund will pay all costs of soliciting proxies from its own shareholders, including costs relating to the printing, mailing, and tabulation of proxies. By voting immediately, you can help your fund avoid the considerable expense of a second solicitation.


     Quorum. In order for the shareholder meeting to go forward, your fund must achieve a quorum. This means that a majority of your fund's shares must be represented at the meeting--either in person or by proxy. All returned proxies count toward a quorum, regardless of how they are voted ("For," "Against," or "Abstain"). Your fund will count broker non-votes toward a quorum, but not toward the approval of any proposals. (Broker non-votes are shares for which (i) the underlying owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)


     Revoking your proxy. You may revoke your proxy at any time up until voting results are announced at the shareholder meeting. You can do this by writing to your Fund's Secretary, Raymond J. Klapinsky, at 100 Vanguard Boulevard, Mal-vern, PA 19355, or by voting in person at the meeting. In addition, you can revoke a prior proxy simply by voting again--using your original proxy card, by toll-free telephone call, or at our website.


     Shareholder proposals. Any shareholder proposals to be included in the proxy statement for your fund's next annual or special meeting must be received by the fund within a reasonable period of time prior to that meeting. Your fund has no current plans to hold an annual or special meeting in 1999.

     Nominee accounts. Upon request, the fund will reimburse nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of the fund's shares. Please submit invoices for our review to Vanguard Legal Department, P.O. Box 2600, Valley Forge, PA 19482.

     Annual/semiannual reports. Your fund's most recent annual and semi annual reports to shareholders are available at no cost. To request a report, please call us toll-free 1-800-891-5345 or write us at P.O. Box 2600, Valley Forge, PA 19482-2600.

     Litigation. Your Fund is not involved in any litigation.

     Other matters. At this point, we know of no other business to be brought before the shareholder meeting. However, if any other matters do come up, we will use our best judgment to vote on your behalf. If you object to our voting other matters on your behalf, please tell us so in writing before the meeting.

     The Vanguard Group, Inc. Your fund is a member of The Vanguard Group, Inc., the only mutual mutual fund company. Vanguard is owned jointly by the funds it oversees (and therefore by the shareholders of those funds). Vanguard provides the funds--more than 95 distinct investment portfolios--with their corporate management, administrative, and distribution services on an at-cost basis.

                                  Appendix A

                     AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 23rd day of June, 1998, by and between Vanguard Quantitative Funds (the "VQF Trust"), a Delaware business trust with its principal place of business at 100 Vanguard Boulevard, Malvern, Pennsylvania 19355, on behalf of its Vanguard Growth and Income Portfolio (the "Acquiring Fund") and Vanguard/Trustees' Equity Fund, (the "VTEF Trust"), a Pennsylvania common law trust1 with its principal place of business at 100 Vanguard Boulevard, Malvern, Pennsylvania 19355, on behalf of its Vanguard/Trustees' Equity Fund--U.S. Portfolio (the "Acquired Fund").

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of beneficial interest, ($0.01 par value per share), of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.


     WHEREAS, the VTEF Trust and the VQF Trust, are both open-end, registered investment companies of the management type and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest;


     WHEREAS, the Board of Trustees of the VQF Trust has determined that the exchange of all or substantially all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund is in the best interest of the Acquiring Fund and its Shareholders and that the interest of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction;


     WHEREAS, the Board of Trustees of the VTEF Trust has determined that the exchange of all or substantially all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund is in the best interest of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;


     WHEREAS, the purpose of the Reorganization is to combine the assets of the Acquiring Fund with those of the Acquired Fund in an attempt to achieve greater operating economies and reduce expenses;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:


1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF THE ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

     1.1. Subject to the terms and conditions herein set forth and on the basis of the representatives and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets as set forth in paragraph
1.2 to the Acquiring Fund and the Acquiring Fund agrees in exchange therefor
(i) to deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined by dividing the value of the Acquired Fund's net assets computed in the manner and as of the time and date set forth in paragraph 2.1 by the net asset value of one Acquiring Fund Share computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property, including without limitation, all cash, securities, commodities and futures interests and dividends or interest receivable which are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date").

     1.3. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves (expected to include expenses incurred in the ordinary course of the Acquired Fund's operations, such as accounts payable relating to custodian and transfer agency fees, legal and audit fees, and expenses of state securities registration of the Acquired Fund's shares).

     1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute pro rata to the Acquired Fund's shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the

-----------------
1 It is anticipated that VTEF Trust will have reorganized as a Delaware business trust, assuming shareholder approval is obtained, pursuant to the terms of a separate agreement and plan of reorganization prior to the completion of the transaction contemplated by this Agreement.

Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders as of immediately after the close of business on the Closing Date. The outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with paragraph 2.3. The Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with such exchange except upon request by a shareholder of the Acquired Fund.


     1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.


     1.6. Any reporting responsibility of the Acquired Fund including (but not limited to) the responsibility for any periods ending on or before the Closing Date for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission, any state securities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.


2. VALUATION


     2.1. The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the normal close of business of the New York Stock Exchange on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the VQF Trust's Declaration of Trust and then-current prospectus or statement of additional information.


     2.2. The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of immediately after the close of business of the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the VQF Trust's Declaration of Trust and then-current prospectus or statement of additional information.


     2.3. The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined by dividing the value of the net assets of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with paragraph 2.2.


     2.4. All computations of value with respect to the Acquiring Fund shall be made by The Vanguard Group, Inc.

3. CLOSING AND CLOSING DATE

     3.1. The Closing Date shall be August 15, 1998, or such other date as the parties may agree in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. Eastern Standard time. The Closing shall be held at the offices of the VQF Trust, 100 Vanguard Boulevard, Malvern, Pennsylvania 19355, or at such other place and time as the parties shall mutually agree.

     3.2. CoreStates Bank, N.A., as custodian for the Acquired Fund (the "Custodian"), shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund; and (b) all necessary taxes including without limitation all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities.

     3.3. Vanguard Group, Inc. (the "Transfer Agent") on behalf of the Acquired Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall deliver a certificate evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.


4. REPRESENTATIONS AND WARRANTIES

     4.1. The VTEF Trust on behalf of the Acquired Fund represents and warrants to the VQF Trust that for each taxable year of operation since inception (including the taxable year ending on the Closing Date) the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such. The VTEF Trust on behalf of the Acquired Fund represents and warrants to the VQF Trust that on or before the Closing Date, the Acquired Fund will have distributed to its shareholders all of its current and accumulated investment company taxable income and net realized capital gain, including any such income or gain accruing through the Closing Date.

     4.2. The VQF Trust on behalf of the Acquiring Fund represents and warrants to the Acquired Fund that for each taxable year of its operation since inception (including the taxable year ending on the Closing Date), the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such and intends to so qualify and elect each taxable year following the Reorganization.

5. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distributions that may be advisable.

     5.2. The VTEF Trust, on behalf of the Acquired Fund, will call a meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.


     5.4. The Acquired Fund will distribute to its shareholders on or before the Closing Date all of its current or accumulated investment company taxable income and net realized capital gain, including any such income or gain accruing through the Closing Date.


6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED
   FUND

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     6.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the VTEF Trust's Declaration of Trust and Bylaws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund;

     6.2. On the Closing Date, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     6.3. All consents of other parties and all other consents, orders and permits of Federal, state, and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

     6.4. The Acquiring Fund's registration statement relating to the shares to be issued in connection with the transactions contemplated by this Agreement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

     6.5. The VTEF Trust shall have received on the Closing Date the opinion of Dechert Price & Rhoads in a form reasonably satisfactory to the VTEF Trust, and dated as of the Closing Date, to the effect that: (a) the VQF Trust has been duly formed and is validly existing and in good standing under the laws of the State of Delaware; and (b) the Agreement has been duly authorized, executed and delivered by the VQF Trust on behalf of the Acquiring Fund and constitutes a valid and legally binding obligation of the VQF Trust enforceable against the VQF Trust in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     6.6. The VQF Trust shall have received on the Closing Date the opinion of Dechert Price & Rhoads in a form reasonably satisfactory to the VQF Trust, dated as of the Closing Date, to the effect that: (a) VTEF Trust has been duly formed and is in good standing under the laws of the State of Delaware; (b) the Agreement has been duly authorized, executed and delivered by the VTEF Trust on behalf of the Acquired Fund constitutes a valid and legally binding obligation of the VTEF Trust; and (c) the Agreement is enforceable against the VTEF Trust in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     6.7. The parties shall have received the opinion of Dechert Price & Rhoads addressed to the VQF Trust and the VTEF Trust substantially to the effect that the transactions contemplated by this Agreement will be treated for Federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code. The VTEF Trust on behalf of the Acquired Fund and the VQF Trust on behalf of the Acquiring Fund each agree to make and provide representations which are reasonably necessary to enable Dechert Price & Rhoads to deliver the opinion referred to in this section. Notwithstanding anything herein to the contrary, neither the VQF Trust nor the VTEF Trust may waive the condition set forth in this paragraph 6.7.


7. BROKERAGE FEES AND EXPENSES

     7.1. The Acquiring Fund and the Acquired Fund each represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

     7.2. Each party to this Agreement shall bear its own expenses in connection with carrying out the terms of this Agreement.

8. TERMINATION

     This Agreement may be terminated by the mutual agreement of the VQF Trust and the VTEF Trust. In addition, this Agreement may be terminated as follows at or prior to the Closing Date:

     (a) the VTEF Trust may terminate this Agreement by resolution of the Board of Trustees of the VTEF Trust if, in the good faith opinion of such Board, proceeding with the Agreement is not in the best interests of the Acquired Fund or the shareholders of the Acquired Fund; or

     (b) the VQF Trust may terminate this Agreement by resolution of the Board of Trustees of the VQF Trust if, in the good faith opinion of such Board, proceeding with the Agreement is not in the best interests of the VQF Trust or the shareholders of the Acquiring Fund.


9. GOVERNING LAW

     This Agreement and the transactions contemplated hereby shall be governed and construed and enforced in accordance with the laws of the State of Delaware.


10. AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the VTEF Trust and the VQF Trust; provided, however, that following the meeting of the Acquired Fund Shareholders called by the VTEF Trust pursuant to paragraph 4.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.





Attest:                                  VANGUARD QUANTITATIVE
                                         FUNDS on behalf of
                                         VANGUARD GROWTH AND
                                         INCOME PORTFOLIO


Raymond J. Klapinsky                     By: John J. Brennan
-------------------------------------    -------------------------------------
Secretary                                President and Chief Executive Officer



Attest:                                  VANGUARD/TRUSTEES'
                                         EQUITY FUND on behalf of
                                         VANGUARD/TRUSTEES'
                                         EQUITY FUND--U.S.
                                         PORTFOLIO


Raymond J. Klapinsky                     By: John J. Brennan
-------------------------------------    -------------------------------------
Secretary                                President and Chief Executive Officer

                       Combined Proxy Statement/Prospectus

                                TABLE OF CONTENTS

INTRODUCTION.................................................         1
OVERVIEW.....................................................         2
   The Proposed Reorganization...............................         2
   Investment Objectives and Policies........................         2
   Investment Advisers.......................................         2
   Fees and Expenses.........................................         3
   Purchase, Redemption, and Exchange Information............         4
   Federal Income Tax Consequences of the Reoganization......         5
INVESTMENT PRACTICES AND RISK CONSIDERTIONS..................         5
   Comparison of Objectives and Primary Investments..........         5
   Comparison of Risk Factors................................         7
FEES AND EXPENSES............................................         7
INFORMATION ABOUT THE REORGANIZTION..........................         8
ADDITIONAL INFORMATION ABOUT THE FUNDS.......................        10
GENERAL INFORMATION..........................................        12
   Proxy Solicitation Methods................................        12
   Proxy Solicitation Costs..................................        12
   Quorum....................................................        12
   Revoking Your Proxy.......................................        12
   Shareholder Proposals.....................................        12
   Nominee Accounts..........................................        13
   Annual/Semiannual Report..................................        13
   Litigation................................................        13
   Other Matters.............................................        13
   The Vanguard Group, Inc...................................        13
APPENDIX A ..................................................        14
   Agreement and Plan of Reoganization.......................        14
APPENDIX B...................................................  Enclosed
   Growth and Income Portfolio Prospectus


THE VANGUARD GROUP LOGO                            (C) 1998 Vanguard Marketing
                                                   Corporation, Distributor.
Post Office Box 2600                               All rights reserved.
Valley Forge, PA 19482
                                                   PROX5 o  06/1998-10P

                                   Appendix B


                    Growth and Income Portfolio Prospectus
                                   (enclosed)

                               TABLE OF CONTENTS


INTRODUCTION......................................................     5
OVERVIEW .........................................................     6
   The Proposed Reorganization ...................................     6
   Investment Objectives and Policies ............................     6
   Investment Advisers ...........................................     6
   Fees and Expenses .............................................     7
   Purchase, Redemption, and Exchange Information ................     8
   Federal Income Tax Consequences of the Reorganization .........     8
INVESTMENT PRACTICES AND RISK CONSIDERATIONS .....................     9
   Comparison of Objectives and Primary Investments ..............     9
   Comparison of Risk Factors ....................................     9
FEES AND EXPENSES ................................................    11
INFORMATION ABOUT THE REORGANIZATION .............................    11
ADDITIONAL INFORMATION ABOUT THE FUNDS ...........................    13
GENERAL INFORMATION ..............................................    15
   Proxy Solicitation Methods ....................................    15
   Proxy Solicitation Costs.......................................    15
   Quorom ........................................................    15
   Revoking your Proxy............................................    15
   Shareholder Proposals .........................................    15
   Nominee Accounts ..............................................    15
   Litigation.....................................................    15
   Other Matters..................................................    15
   The Vanguard Group, Inc. ......................................    15
APPENDIX A
   Agreement and Plan of Reorganization ..........................
APPENDIX B
   Growth and Income Portfolio Prospectus ........................ Enclosed

VOTE BY TOUCH-TONE PHONE OR THE INTERNET
----------------------------------------

CALL TOLL-FREE: 1-800-690-6903 OR VISIT OUR WEBSITE
WWW.VANGUARD.COM OR WWW.PROXYVOTE.COM                             [THE VANGUARD GROUP(R) LOGO]

12-DIGIT CONTROL NUMBER: (unavailable                         *Please detach at perforation before mailing*

(See enclosed insert for further instructions to vote by phone/internet)

VANGUARD TRUSTEES' EQUITY FUND - U.S. PORTFOLIO ("FUND")
PROXY SOLICITED BY THE BOARD OF TRUSTEES

By my signature below, I appoint John J. Brennan, J. Lawrence Wilson and Raymond J. Klapinsky as my attorneys to vote all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held in the
Majestic Building, Room 118A, Vanguard Financial Center, 100 Vanguard Boulevard, Malvern, PA on July 31, 1998
at 9:30 A.M., E.T. and at any adjournments of the meeting. Any one or more Messers. Brennan, Wilson and
Klapinsky may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct
Messers. Brennan, Wilson and Klapinsky to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Special Meeting of
Shareholders and proxy statement.

                                                                      PLEASE SIGN, DATE AND RETURN PROMPTLY
                                                                         IN ENCLOSED ENVELOPE IF YOU ARE
                                                                         NOT VOTING BY PHONE OR INTERNET

                                                                 Date:
                                                                      ----------------------------------------------

                                                                 NOTE: Please sign exactly as your name appears on
                                                                 this proxy. When signing in a fiduciary capacity,
                                                                 such as executor, administrator, trustee,
                                                                 attorney, guardian, etc., please so indicate.
                                                                 Corporate and partnership proxies should be signed
                                                                 by an authorized person indicating the person's
                                                                 title.

                                                                 ---------------------------------------------------
                                                                 Signature(s) (and Title(s), if applicable)  VAN PH3



                           CONTINUED ON REVERSE SIDE

Please refer to the Proxy Statement discussion of these proposals.
THIS PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE.
                         ---
Your appointed attorneys will vote any other matters that arise at the meeting in accordance with their best judgment.
THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR THIS PROPOSAL.
                                                  ---

                  Please detach at perforation before mailing.

             Please vote by checking the appropriate box(es) below.

                                                                                             FOR          AGAINST         ABSTAIN
1. The proposal to reorganize your Fund as part of Vanguard/Growth and Income Portfolio.     [ ]            [ ]            [ ] 1.


                          PLEASE SIGN ON REVERSE SIDE                            VAN-PH3

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



[GRAPHIC OMITTED]

                                                 A Member of The Vanguard Group
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PROSPECTUS -- April 17, 1998
--------------------------------------------------------------------------------
NEW ACCOUNT INFORMATION: Investor Information Department -- 1-800-662-7447
(SHIP)
--------------------------------------------------------------------------------
SHAREHOLDER ACCOUNT SERVICES: Client Services Department -- 1-800-662-2739
(CREW)
--------------------------------------------------------------------------------

INVESTMENT          Vanguard Growth and Income Portfolio (the "Portfolio"), a
OBJECTIVE AND       portfolio of Vanguard Quantitative Portfolios, Inc. (the
POLICIES            "Fund"), is an open-end diversified investment company that seeks to realize a total return (dividend income plus
                    capital change) greater than the return of the aggregate
                    U.S. stock market, as measured by the Standard & Poor's
                    500 Composite Stock Price Index (the "S&P 500 Index").
                    (Prior to April 30, 1997, this Portfolio was known as
                    Vanguard Quantitative Portfolios.) The Portfolio will hold a broadly diversified portfolio of common stocks that in
                    the aggregate exhibit investment characteristics similar to those of the S&P 500 Index. There is no assurance that the
                    Portfolio will achieve its stated objective. Shares of the
                    Portfolio are neither insured nor guaranteed by any agency of the U.S. Government, including the FDIC.
--------------------------------------------------------------------------------

OPENING AN          To open a regular (non-retirement) account, please complete
ACCOUNT             and return the  Account Registration Form. If you need
                    assistance in completing this Form, please call our
                    Investor Information Department. To open an Individual
                    Retirement Account (IRA), please use a Vanguard IRA
                    Adoption Agreement. To obtain a copy of this form, call
                    1-800-662-7447, Monday through Friday, from 8:00 a.m. to
                    9:00 p.m. and Saturday, from 9:00 a.m. to 4:00 p.m.
                    (Eastern time). The minimum initial investment is $3,000,
                    or $1,000 for Uniform Gifts/Transfers to Minors Act
                    accounts. The Portfolio is offered on a no-load basis
                    (i.e. there are no sales commissions or 12b-1 fees).
                    However, the Portfolio incurs expenses for investment
                    advisory, management, administrative and distribution
                    services.
--------------------------------------------------------------------------------
ABOUT THIS          This Prospectus is designed to set forth concisely the
PROSPECTUS          information you should know about the Portfolio before you invest. It should be retained for future reference. A
                    "Statement of Additional Information" containing
                    additional information about the Portfolio has been filed
                    with the Securities and Exchange Commission. This
                    Statement is dated April 17, 1998 and has been
                    incorporated by reference into this Prospectus. A copy may be obtained without charge by writing to the Fund, by
                    calling the Investor Information Department at
                    1-800-662-7447 or visiting the Securities and Exchange
                    Commission's website (www.sec.gov).
--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                           Page
  Portfolio Expenses ...................     2
  Financial Highlights .................     2
  Yield and Total Return ...............     3
          PORTFOLIO INFORMATION
  Investment Objective .................     4
  Investment Policies ..................     4
  Investment Risks .....................     5
  Who Should Invest ....................     5
  Implementation of Policies ...........     6

                                           Page
  Investment Limitations ...............     8
  Management of the Portfolio ..........     9
  Investment Adviser ...................     9
  Performance Record ...................    11
  Dividends, Capital Gains and
     Taxes .............................    11
  The Share Price of the Portfolio .....    13
  General Information ..................    13

                                           Page
              SHAREHOLDER GUIDE
  Opening an Account and
     Purchasing Shares .................    15
  When Your Account Will Be
     Credited ..........................    18
  Selling Your Shares ..................    19
  Exchanging Your Shares ...............    21
  Important Information About
     Telephone Transactions ............    22
  Transferring Registration ............    23
  Other Vanguard Services ..............    23

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

PORTFOLIO           The following table illustrates all expenses and fees that
EXPENSES            you would incur as a shareholder of the Portfolio. The
                    expenses and fees set forth in the table are for the 1997 fiscal year.




                    Shareholder Transaction Expenses
                    -----------------------------------------------------------
                    Sales Load Imposed on Purchases ....................   None
                    Sales Load Imposed on Reinvested Dividends .........   None
                    Redemption Fees ....................................   None
                    Exchange Fees ......................................   None




                    Annual Portfolio Operating Expenses
                ---------------------------------------------------------------
                    Management & Administrative Expenses .........        0.21%
                    Investment Advisory Fees .....................        0.12
                    12b-1 Fees ...................................        None
                    Other Expenses
                      Distribution Costs .........................   0.02%
                      Miscellaneous Expenses .....................   0.01
                                                                     -----
                    Total Other Expenses .........................        0.03
                                                                         -----
                        Total Operating Expenses .................        0.36%
                                                                          =====



                   The purpose of this table is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Portfolio.

                   The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming
                   (1) a 5% annual rate of return and (2) redemption at the end of each period. As noted in the table above, the Portfolio charges no redemption fees of any kind.





                            1 Year     3 Years     5 Years     10 Years
                            --------   ---------   ---------   ---------
                            $  4          $12         $20         $46




                    This example should not be considered a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown.
--------------------------------------------------------------------------------

FINANCIAL           The following financial highlights for a share outstanding
HIGHLIGHTS          throughout each period, insofar as they relate to each of
                    the five years in the period ended December 31, 1997, have been derived from financial statements which were audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. (Please note, Vanguard
                    Growth and Income Portfolio was previously known as Vanguard Quantitative Portfolios.) This information should be read in conjunction with the Fund's financial statements and notes thereto, which, together with the remaining portions of the Fund's 1997 Annual Report to Shareholders, are incorporated by reference in the Statement of Additional Information and in this Prospectus, and which appear, along with the report of Price Waterhouse LLP, in the Fund's 1997 Annual Report to
                    Shareholders. The Fund's 1997 Annual Report to
                    Shareholders may be obtained without charge by writing to the Fund or by calling our Investor Information Department at 1-800-662-7447.

                                                       Year Ended December 31,
                                          --------------------------------------------------
                                              1997         1996         1995         1994
                                          -----------  -----------  -----------  -----------
Net Asset Value, Beginning of
 Year ..................................  $ 22.23      $ 19.95       $ 15.56       $ 16.45
                                          --------     --------      --------      --------
Investment Operations
 Net Investment Income .................      .41          .41           .41           .40
 Net Realized and Unrealized Gain
  (Loss) on Investments ................     7.15         4.09          5.14          (.50)
                                          --------     --------      --------      --------
 Total from Investment
  Operations ...........................     7.56         4.50          5.55          (.10)
----------------------------------------- --------     --------      --------      --------
Distributions
 Dividends from Net Investment
  Income ...............................     (.42)        (.40)         (.42)         (.39)
 Distributions from Realized Capital
  Gains ................................    (3.18)       (1.82)         (.74)         (.40)
                                          --------     --------      --------      --------
  Total Distributions ..................    (3.60)       (2.22)        (1.16)         (.79)
----------------------------------------- --------     --------      --------      --------
Net Asset Value, End of Year ...........  $ 26.19      $ 22.23       $ 19.95       $ 15.56
========================================= ========     ========      ========      ========
Total Return ...........................    35.59%       23.06%        35.93%        (0.61)%
========================================= ========     ========      ========      ========
Ratios/Supplemental Data
Net Assets, End of Year (Millions) .....  $ 2,142      $ 1,285       $   909       $   596
Ratio of Expenses to Average Net
 Assets ................................     0.36%        0.38%         0.47%         0.48%
Ratio of Net Investment Income to
 Average Net Assets ....................     1.74%        1.97%         2.25%         2.50%
Portfolio Turnover Rate ................       66%          75%           59%           71%
Average Commission Rate Paid ...........  $ .0388      $ .0333           N/A           N/A

                         [RESTUBBED FROM TABLE ABOVE]


                                                                    Year Ended December 31,
                                          ----------------------------------------------------------------------------
                                              1993         1992         1991         1990         1989         1988
                                          -----------  -----------  -----------  -----------  -----------  -----------

Net Asset Value, Beginning of
 Year ..................................   $ 16.30      $ 16.32      $ 13.29      $  14.14     $ 11.08      $  9.80
                                           -------      -------      -------      --------     -------      -------
Investment Operations
 Net Investment Income .................       .40          .44          .47           .49         .43          .36
 Net Realized and Unrealized Gain
  (Loss) on Investments ................      1.83          .69         3.47          (.83)       3.10         1.27
                                           -------      -------      -------      --------     -------      -------
 Total from Investment
  Operations ...........................      2.23         1.13         3.94          (.34)       3.53         1.63
-----------------------------------------  -------      -------      -------      --------     -------      -------
Distributions
 Dividends from Net Investment
  Income ...............................      (.39)        (.44)        (.47)         (.47)       (.47)        (.35)
 Distributions from Realized Capital
  Gains ................................     (1.69)        (.71)        (.44)         (.04)         --           --
                                           -------      -------      -------      --------     -------      -------
  Total Distributions ..................    ( 2.08)       (1.15)        (.91)         (.51)       (.47)        (.35)
-----------------------------------------  -------      -------      -------      --------     -------      -------
Net Asset Value, End of Year ...........   $ 16.45      $ 16.30      $ 16.32      $  13.29     $ 14.14      $ 11.08
=========================================  =======      =======      =======      ========     ========     =======
Total Return ...........................     13.83%        7.01%       30.29%       (2.44)%      32.00%       16.80%
=========================================  =======      =======      =======      ========     ========     =======
Ratios/Supplemental Data
Net Assets, End of Year (Millions) .....   $   531      $   416      $   335      $   211      $   175      $   144
Ratio of Total Expenses to Average Net
 Assets ................................      0.50%        0.40%        0.43%        0.48%        0.53%        0.64%
Ratio of Net Investment Income to
 Average Net Assets ....................      2.22%        2.67%        2.95%        3.34%        3.35%        3.38%
Portfolio Turnover Rate ................        85%          51%          61%          81%          78%          50%
Average Commission Rate Paid ...........       N/A          N/A          N/A          N/A          N/A          N/A



--------------------------------------------------------------------------------
YIELD AND           From time to time the Portfolio may advertise its yield and
TOTAL RETURN        total return. Both yield and total return figures are
                    based on historical earnings and are not intended to indicate future performance. The "total return" of the Portfolio refers to the average annual compounded rates of return over one-, five- and ten-year periods or for the life of the Portfolio (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.


                    In accordance with industry guidelines set forth by the
                    U.S. Securities and Exchange Commission, the "30-day yield" of the Portfolio is calculated by dividing the net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period. Net investment income includes interest and dividend income earned on the Portfolio's securities; it is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that net investment income earned over 30 days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by the Portfolio to maintain its books and records, and so the advertised 30-day yield may not fully reflect the income paid to an investor's account or the yield reported in the Fund's Annual Report to Shareholders.
--------------------------------------------------------------------------------

INVESTMENT          The Portfolio is an open-end diversified investment
OBJECTIVE           company. The objective of the Portfolio is to realize a
                    total investment return (dividend income plus capital
                    change) greater than the return of the aggregate U.S.
                    stock market, as measured by the Standard & Poor's 500
                    Composite Stock Price Index (the "S&P 500 Index"). There
                    is no assurance that the Portfolio will achieve its stated
                    objective.
--------------------------------------------------------------------------------
INVESTMENT          The Portfolio will invest in a broadly diversified
POLICIES            portfolio of common stocks. At least 65% of the
The Portfolio uses  Portfolio's assets will be invested in securities which
quantitative        are included in the S&P 500 Index, while the balance of
techniques to       the Portfolio's assets may be invested  in common stocks
select common       not represented in the Index. Historically, the types
stocks              of securities that the Portfolio invests in have provided
                    capital appreciation and dividend income. The Portfolio is managed without regard to tax ramifications.

                    Stocks are selected for the Portfolio so that, in the aggregate, the investment characteristics of the Portfolio are similar to those of the S&P 500 Index. These characteristics include such measures as dividend yield (before expenses), price-to-earnings ratio, "beta" (relative volatility), return on equity, and market price-to-book value ratio. However, while maintaining aggregate investment characteristics similar to those of the S&P 500 Index, the Portfolio seeks to invest in individual common stocks -- including stocks which are not part of the Index -- which will in the aggregate provide a higher total return than the Index. Of course, there can be no assurance that the Portfolio's investment performance will match or exceed that of the S&P 500 Index.

                    To select stocks for the Portfolio, the Portfolio's investment adviser first ranks a broad universe of common stocks using several quantitative investment models. These models are based upon such factors as measures of changes in earnings and of relative value based on present and historical price-to-earnings ratios and yields, as well as dividend discount calculations based on corporate cash flow. Once the ranking of common stocks is completed, the adviser, using a technique known as "portfolio optimization," then constructs a portfolio that in the aggregate resembles the S&P 500 Index, but is weighted towards the most attractive stocks in the universe of stocks monitored, as determined by the quantitative models.


                    The Portfolio seeks to remain fully invested in common stocks. However, the Portfolio is also authorized to invest in certain short-term fixed income securities and in stock index futures contracts and options to a limited extent. See "Implementation of Policies" for a description of these and other investment practices of the Portfolio.

                    The Portfolio is responsible for voting the shares of all securities it holds.

                    The investment objective and policies of the Portfolio are not fundamental and so may be changed by the Board of Directors without shareholder approval. However, shareholders would be notified prior to a material change in either.

--------------------------------------------------------------------------------

INVESTMENT RISKS    As a mutual fund investing primarily in common stocks, the
                    Portfolio is subject to market risk -- i.e., the
The Portfolio is    possibility that common stock prices will decline over
subject to market   short or even extended periods. The U.S. stock market tends
risk                to be cyclical, with periods when stock prices generally
                    rise and periods when prices generally  decline.


                    To illustrate the volatility of stock prices, the following table sets forth the extremes for stock market returns as well as the average return for the period from 1926 to 1997, as measured by the Standard & Poor's 500 Composite Stock Price Index:


                         Average Annual U.S. Stock Market Returns (1926-1997)

                                     Over Various Time Horizons


                                 1 Year       5 Years      10 Years     20 Years
                                 ------       -------      --------     --------

                    Best         +53.9%        +23.9%        +20.1%      +16.9%
                    Worst        -43.3         -12.5         - 0.9       + 3.1
                    Average      +13.0         +10.5         +10.9       +10.9




                    As shown, common stocks have provided annual total returns (capital appreciation plus dividend income) averaging +10.9% for all 10-year periods from 1926 to 1997. While this average return can be used as a guide for setting reasonable expectations for future stock market returns, it may not be useful for forecasting future returns in any particular period, as stock returns are quite volatile from year to year.


                    This table of U.S. stock market returns should not be
                    viewed as a representation of future returns from the
                    Portfolio or the U.S. stock market. The illustrated returns represent the historical investment performance, which may be a poor guide to future returns. Also, stock market
                    indexes such as the S&P 500 are based upon unmanaged
                    portfolios of securities, before transaction costs and
                    other expenses. Such costs will reduce the relative
                    investment performance of the Portfolio and other "real
                    world" portfolios.
--------------------------------------------------------------------------------
WHO SHOULD          The Portfolio is designed for investors whose objective is
INVEST              to achieve a total return marginally superior to the
                    return from the S&P 500 Index with reasonable consistency
Investors seeking   over time, while minimizing the risk of substantial
a "margin of        underperformance during any individual year. Because
superiority" over   of the risks associated the with common stock investments,
S&P 500 Index       the Portfolio is intended to be a long-term  investment
                    vehicle and is not designed to provide investors with a means of speculating on short-term market movements.
                    Investors who engage in excessive account activity generate additional costs which are borne by all of the Portfolio's shareholders. In order to minimize such costs the Portfolio has adopted the following policies. The Portfolio reserves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the investor.
                    Additionally, the Portfolio has adopted exchange privilege limitations as described in the section "Exchange
                    Privilege Limitations." Finally, the Portfolio reserves the right to suspend the offering of its shares.

                    No assurance can be given that the Portfolio will attain its objective or that shareholders will be protected from the risk of loss that is inherent in equity investing. All equity portfolios are influenced by price movements in the broad equity market. Investors may wish to reduce the potential risk of investing in the Portfolio by purchasing shares on a regular, periodic basis (dollar-cost averaging) rather than making an investment in one lump sum.

                    Investors should not consider the Portfolio a complete investment program, but should also maintain holdings in investments with different risk characteristics, such as bonds and money market instruments. Investors may also wish to complement an investment in the Portfolio with other types of common stock investments.

--------------------------------------------------------------------------------
IMPLEMENTATION      The Portfolio utilizes a variety of investment practices in
OF POLICIES         its effort to surpass the total return of the S&P 500 Index.


The Portfolio       The Portfolio will invest at least 65% of its assets in
invests primarily   securities that are included in the S&P 500 Index (the
in S&P 500          "Index"), and it is expected thatthe aggregate investment
                    stocks characteristics of the Portfolio will be similar to those of the Index. The S&P 500 Index measures the total investment return (capital change plus dividend income) provided by a universe of 500 common stocks, weighted by their market value. These 500 securities, most of which trade on the New York Stock Exchange, represent approximately 70% of the market value of all U.S. common stocks. Because of the market-value weighting, the 50 largest companies in the Index currently account for approximately 50% of the Index.

                    As of December 31, 1997, the five largest companies in the Index were: General Electric Company (3.2%), Coca-Cola Company (2.2%), Microsoft Corporation (2.1%), Exxon Corporation (2.0%), and Merck & Co., Inc. (1.7%) . The largest industry categories were: pharmaceutical companies (9.3%), banks (8.5%), telephone companies (7.1%), multi-sector companies (5.4%), and computer companies (4.7%).


                    The S&P 500 Index is an unmanaged, statistical measure of stock market performance. As such, it does not reflect the actual, "real world" costs of investing in common stocks. By contrast, the Portfolio is actively managed and therefore incurs the normal costs of a mutual fund, including brokerage and execution costs, advisory fees, costs of distribution and administration, and custodial fees.

                    Standard & Poor's Corporation chooses the common stocks to be included in the S&P 500 Index solely on a statistical basis. Inclusion of a security in the Index in no way implies an opinion by Standard & Poor's Corporation as to its attractiveness or appropriateness as an investment. Standard & Poor's Corporation is neither a sponsor of nor in any way affiliated with the Portfolio.

The Fund may invest Although it normally seeks to remain substantially fully in short-term fixed invested in common stocks, the Portfolio may invest
income securities   temporarily in certain short-term fixed income
                    securities. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. These securities include:
                    obligations of the United States Government and its agencies or instrumentalities; commercial paper, bank certificates of deposit, and bankers' acceptances; and repurchase agreements collateralized by these securities.

The Portfolio may   The Portfolio may lend its investment securities to
lend its securities qualified institutional investors for either short-term or long-term purposes of realizing additional income. Loans of securities by the Portfolio will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities.

The Portfolio may   The Portfolio may borrow money, subject to the limits set
borrow money        forth on page 8, for temporary or emergency purposes,
                    including the meeting of redemption requests which might otherwise require the untimely disposition of securities.

Portfolio turnover Although it generally seeks to invest for the long term, is not expected to the Portfolio retains the right to sell securities
exceed 100%         irrespective of how long they have been held. It is
                    anticipated that the annual portfolio turnover of the Portfolio will not exceed 100%. A turnover rate of 100% would occur, for example, if all of the securities of the Portfolio were replaced within one year.

Derivative          Derivatives are instruments whose values are linked to or
Investing           derived from an underlying security or index. The most
                    common and conventional types of derivative securities are futures and options.

The Portfolio may   The Portfolio may invest in futures contracts and options,
invest in           but only to a limited extent. Specifically, the Portfolio
derivative          may enter into futures contracts provided that not more
securities          than 5% of its assets are required as a futures contract
                    deposit; in addition, the Portfolio may enter into futures contracts and options transactions only to the extent that obligations under such contracts or transactions represent not more than 20% of the Portfolio's assets.

                    Futures contracts and options may be used for several common fund management strategies: to maintain cash reserves while simulating full investment, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a specific futures contract is priced more attractively than other futures contracts or the underlying security or index.

                    The Portfolio may use futures contracts for bona fide "hedging" purposes. In executing a hedge, a manager sells, for example, stock index futures to protect against a decline in the stock market. As such, if the market drops, the value of the futures position will rise, thereby offsetting the decline in value of the Portfolio's stock holdings.


Futures contracts   The primary risks associated with the use of futures
and options pose    contracts and options are: (i) imperfect correlation
certain risks       between the change in market value of the stocks held by
                    the Portfolio and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing in those contracts whose price fluctuations are expected to resemble those of the Portfolio's underlying securities. The risk that the Portfolio will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

                    The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to the investor. When investing in futures contracts, the Portfolio will segregate cash or other liquid portfolio securities in the amount of the underlying obligation.

--------------------------------------------------------------------------------

INVESTMENT          The Portfolio has adopted limitations on some of its
LIMITATIONS         investment policies. Some of these limitations are that the
                    Portfolio will not:


The Portfolio has   (a) with respect to 75% of the value of its total assets,
adopted certain         purchase the securities of any issuer (except
fundamental             obligations of the United States Government and its
limitations             instrumentalities) if as a result the Portfolio would
                        hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer;


                    (b) borrow money, except that the Portfolio may borrow from banks (or through reverse repurchase agreements) for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 10% of the value of the Portfolio's net assets (including the amount borrowed and the value of any outstanding reverse repurchase agreements) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Portfolio's net assets, the Portfolio will not make any additional investments; and


                    (c) pledge, mortgage or hypothecate any of its assets to
                        an extent greater than 5% of its total assets.


                    A complete list of the Portfolio's investment limitations can be found in the Statement of Additional Information. These limitations are fundamental and may be changed only by approval of a majority of the Portfolio's shareholders.

--------------------------------------------------------------------------------

MANAGEMENT OF       The Portfolio is a member of The Vanguard Group of
THE PORTFOLIO       Investment Companies, a family of more than 30 investment
                    companies with more than 95 distinct investment portfolios
Vanguard            and total assets in excess of $360 billion. Through their
administers and     jointly-owned subsidiary, The Vanguard Group, Inc.
distributes the     ("Vanguard"), the Fund and the other funds in the Group
Fund                obtain at cost virtually all of their corporate
                    management, administrative and distribution services.
                    Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard funds. As a result of Vanguard's unique corporate structure, the Vanguard funds have costs substantially lower than those of most competing mutual funds. In 1997, the average expense ratio
                    (annual costs including advisory fees divided by total net assets) for the Vanguard funds amounted to approximately
                    0.28% compared to an average of 1.24% for the mutual fund industry (data provided by Lipper Analytical Services).



                    The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Portfolio and choose the Fund's Officers. A list of the Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.

                    Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays its share of Vanguard's net expenses, which are allocated among the funds under methods approved by the Board of Directors (Trustees) of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing and custodian fees.

                    Vanguard provides distribution and marketing services to
                    the funds. The funds are available on a no-load basis
                    (i.e., there are no sales commissions or 12b-1 fees). However, each fund bears its share of the Group's distribution costs.
--------------------------------------------------------------------------------

INVESTMENT          The Fund employs Franklin Portfolio Associates LLC
ADVISER             ("Associates"), Two International Place, Boston, MA
                    02110, as the Portfolio's investment adviser. Under an
Franklin Portfolio investment advisory agreement with the Fund dated April 1, Associates manages 1996, Associates manages the investment and reinvestment
the Portfolio's     of the Portfolio's assets and continuously reviews,
investments         supervises, and directs the Portfolio's investment
                    program. Associates discharges its responsibilities subject to the control of the Officers and Directors of the Fund.

                    Associates is a professional investment counseling firm which specializes in the management of common stock portfolios through the use of quantitative investment models. Founded in 1982, Associates, a Massachusetts limited liability company, is a wholly-owned indirect subsidiary of Mellon Bank Corporation that has no affiliation to The Franklin/Templeton Group of Funds or Franklin Resources, Inc. As of December 31, 1997, Associates provided investment advisory services with respect to approximately $13.8 billion of client assets. Associates also serves as adviser to approximately one-third of the equity investments of Vanguard/Morgan Growth Fund, another mutual fund member of The Vanguard Group.

                    Associates employs proprietary computer models in selecting individual equity securities and in structuring investment portfolios for its clients, including the Portfolio. John
                    J. Nagorniak, President of Associates, has been designated as the portfolio manager of the Fund, a position he has held since the Fund's inception in December 1986; he is responsible for overseeing the application of Associates' quantitative techniques to the Portfolio's assets. Mr. Nagorniak and the other investment principals of Associates are responsible for the ongoing development and enhancement of Associates' quantitative investment techniques.

                    The Portfolio pays Associates an advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the Portfolio's average month-end net assets for the quarter:

                    Net Assets               Rate
                    ----------------------   ----
                      First $100 million     .30%
                      Next $650 million      .15%
                      Over $750 million      .10%

                    This fee may be increased or reduced by applying an adjustment formula based on the investment performance of the Portfolio relative to the S&P 500 Index. For the year ended December 31, 1997, the advisory fee represented an effective annual basis rate of 0.13% of the Portfolio's average net assets before a decrease of 0.01% based on performance.

                    The investment advisory agreement authorizes Associates to select brokers and dealers to execute purchases and sales of the Portfolio's securities, and directs Associates to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions. The full range and quality of brokerage services are considered in making these determinations.

                    The Portfolio has authorized Associates to pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution, provided Associates believes this to be in the best interest of the Portfolio. If more than one broker can obtain the best available price and favorable execution of a transaction, then Associates is authorized to choose a broker who, in addition to executing the transaction, will provide research services to Associates or the Portfolio. However, Associates will not pay higher commissions specifically for the purpose of obtaining research services. The Portfolio may direct Associates to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Portfolio.


                    The Fund's Board of Directors may, without the approval of shareholders, provide for: (a) the employment of a new
                    investment adviser pursuant to the terms of a new advisory agreement either as a replacement for an existing adviser
                    or as an additional adviser; (b) a change in the terms of
                    an advisory agreement; and (c)
                    the continued employment of an existing adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the adviser. Any such
                    change will only be made upon not less than 30 days' prior written notice to shareholders of the Portfolio which shall include substantially the information concerning the
                    adviser that would have normally been included in a proxy
                    statement.
--------------------------------------------------------------------------------
PERFORMANCE         The table in this section provides investment results for
RECORD              the Portfolio for several periods throughout the Fund's
                    lifetime. (Please note, Vanguard Growth and Income
                    Portfolio was previously known simply as Vanguard
                    Quantitative Portfolios.) The results shown represent
                    "total return" investment performance, which assumes the reinvestment of all capital gains and income dividends for the indicated periods. Also included is comparative information with respect to the unmanaged Standard &
                    Poor's 500 Composite Stock Price Index, a widely-used barometer of stock market activity, and the Consumer Price
                    Index, a statistical measure of changes in the prices of goods and services. The tables do not make any allowance for federal, state or local income taxes, which shareholders must pay on a current basis.

                    The results shown should not be considered a representation of the total return from an investment made in the Portfolio today. This information is provided to help investors better understand the Portfolio and may not provide a basis for comparison with other investments or mutual funds which use a different method to calculate performance.

                           Average Annual Return for
                      Vanguard Growth and Income Portfolio




                                        Vanguard                     Consumer
                    Fiscal Years       Growth and       S&P 500       Price
                    Ended 12/31/97  Income Portfolio     Index        Index
                    --------------  ----------------    -------      --------
                       1 Year            +35.6%          +33.4%        +1.7%
                       3 Years           +31.4           +31.2         +2.5
                       5 Years           +20.7           +20.3         +2.6
                      10 Years           +18.3           +18.1         +3.4



--------------------------------------------------------------------------------
DIVIDENDS, CAPITAL  The Portfolio expects to pay dividends consisting of
GAINS AND TAXES     ordinary income on a semi-annual basis. Capital gains
                    distributions, if any, will be made annually. The
The Portfolio pays Portfolio is managed without regard to tax ramifications. semi-annual
dividends and any   Dividend and capital gains distributions may be
capital gains       automatically reinvested or received in cash. See
annually            "Choosing a Distribution Option" for a description of
                    these distribution methods.

                    In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Portfolio may declare special year-end dividend and capital gains distributions during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on December 31 of the prior year.

                    The Portfolio intends to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income is distributed to shareholders. Dividends paid by the Portfolio from net investment income and net short-term capital gains, whether received in cash or reinvested in additional shares, will be taxable to shareholders as ordinary income. For corporate investors, dividends from net investment income will generally qualify in part for the intercorporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate taxable qualifying dividend income received by the Fund from domestic (U.S.) sources.


                    Distributions paid by the Portfolio from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time you have owned shares in the Fund. Long-term capital gains may be taxed at different rates depending on how long the Fund held the securities. Capital gains distributions are made when the Portfolio realizes net capital gains on sales of portfolio securities during the year. The Portfolio does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of portfolio management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year; there will be no capital gains distributions in years when the Portfolio realizes net capital losses.


                    Note that if you elect to receive capital gains distributions in cash, instead of reinvesting them in additional shares, you are in effect reducing the capital at work for you in the Portfolio. Also, keep in mind that if you purchase shares in the Portfolio shortly before the record date for a dividend or capital gains distribution, a portion of your investment will be paid to you as a taxable distribution, regardless of whether you are reinvesting your distributions or receiving them in cash.

                    The Portfolio will notify you annually as to the tax status of dividend and capital gains distributions paid by the Portfolio.

A capital gain      A sale of shares of the Portfolio is a taxable event and
or loss may be      may result in a capital gain or loss. A capital gain or
realized upon       loss may be realized from an ordinary redemption of shares
exchange or         or an exchange of shares between two mutual funds (or two
redemption          portfolios of a mutual fund).

                    Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may be subject to state and local taxes.


                    The Portfolio is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Social Security or employer identification number and by certifying that you are not subject to backup withholding.

                    The Portfolio has obtained a Certificate of Authority to do business as a foreign corporation in Pennsylvania and does business and maintains an office in thatstate. In the opinion of counsel, the shares of the Portfolio are exempt from Pennsylvania personal property taxes.

                    The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Portfolio.

--------------------------------------------------------------------------------

THE SHARE PRICE     The Portfolio's share price, or "net asset value" per
OF THE PORTFOLIO    share, is calculated by divid ing the total assets of the
                    Portfolio, less all liabilities, by the total number of shares outstanding. The net asset value is determined as of the close of the New York Stock Exchange (generally
                    4:00 p.m. Eastern time) on each day the exchange is open for trading.

                    Portfolio securities for which market quotations are readily available (includes those securities listed on national securities exchanges, as well as those quoted on the NASDAQ Stock Market) will be valued at the last quoted sales price on the day the valuation is made. Such securities which are not traded on the valuation date are valued at the mean of the bid and ask prices. Price information on exchange-listed securities is taken from the exchange where the security is primarily traded. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

                    Short-term instruments (those acquired with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premium, which approximates market value.

                    Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security, but take into account institutional-size transactions in similiar groups of securities as well as any developments related to specific securities.

                    Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the Board of Directors deems in good faith to reflect fair value.

                    The share price for the Portfolio can be found daily in the mutual fund listings of most major newspapers under the heading of Vanguard Funds.

--------------------------------------------------------------------------------

GENERAL             The Fund is a Maryland corporation. The Articles of
INFORMATION         Incorporation permit the Directors to issue 1,000,000,000
                    shares of common stock, with a $.001 par value. The Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently the Fund is offering shares of one series.

                    The shares of the Fund are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no preemptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose.


                    Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Director or Directors of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund.

                    All securities and cash are held by CoreStates Bank, Philadelphia, PA. The Vanguard Group, Inc., Valley Forge, PA, serves as the Fund's Transfer and Dividend Disbursing Agent. Price Waterhouse LLP, serves as independent accountants for the Fund and will audit its financial statements annually. The Fund is not involved in any litigation.

--------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE


OPENING AN          You may open a regular (non-retirement) account, either by
ACCOUNT AND         mail or wire. Simply complete and return an Account
PURCHASING          Registration Form and any required legal documentation,
SHARES              indicating the amount you wish to invest. Your purchase
                    must be equal to or greater than the $3,000 minimum initial investment requirement ($1,000 for Uniform
                    Gifts/Transfers to Minors Act accounts, $500 minimum for an Education IRA). You must open a new Individual
                    Retirement Account by mail (IRAs may not be opened by wire) using a Vanguard IRA Adoption Agreement. Your purchase must be equal to or greater than the $1,000 minimum initial investment requirement, but no more than $2,000 if you are making a regular IRA contribution.
                    Rollover contributions are generally limited to the amount withdrawn within the past 60 days from an IRA or other qualified retirement plan. If you need assistance with the forms or have any questions about the Fund, please call our Investor Information Department (1-800-662-7447).
                    Note: For other types of account registrations (e.g., corporations, associations, other organizations, trusts or powers of attorney), please call us to determine which additional forms you may need.


                    The Portfolio's shares generally are purchased at the next-determined net asset value after your investment has been received. The Portfolio is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees).

Purchase            1)  Because of the risks associated with common stock
Restrictions            investments, the Portfolio is intended to be a
                        long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. Consequently, the
                        Portfolio reserves the right to reject any specific purchase (and exchange purchase) request. The
                        Portfolio also reserves the right to suspend the offering of shares for a period of time.

                    2) Vanguard will not accept third-party checks to purchase shares of the Portfolio. Please be sure your purchase check is made payable to the Vanguard Group.

Additional          Subsequent investments to regular accounts may be made by
Investments         mail ($100 minimum), wire ($1,000 minimum), written
                    exchange from another Vanguard Fund account ($100
                    minimum), or Vanguard Fund Express. Subsequent investments to IRAs may be made by mail ($100 minimum) or written
                    exchange from another Vanguard Fund account. In some
                    instances, contributions may be made by wire or Vanguard
                    Fund Express. Please call us for more information on these options.
                    ------------------------------------------------------------

                                                       ADDITIONAL INVESTMENTS TO
                               NEW ACCOUNT                 EXISTING ACCOUNTS
Purchasing By Mail       Please include the amount
Complete and sign the    of your initial               Additional investments
enclosed Account         investment on the             should include the
Registration Form        registration form, make       Invest-by-Mail remittance
                         your check payable to The     form attached to your
                         Vanguard Group-93 and         Fund confirmation
                         mail to:                      statements. Please
                                                       make your check payable
                         The Vanguard Group            to The Vanguard Group-93,
                         P.O. Box 2600                 write your account number
                         Valley Forge, PA 19482-2600   on your check and, using
                                                       the return envelope
                                                       provided, mail to the
                                                       address indicated on the
                                                       Invest-by-Mail Form.


For express or           The Vanguard Group            All written requests
registered mail,         455 Devon Park Drive          should be mailed to one
send to:                 Wayne, PA 19087-1815          of the addresses
                                                       indicated for new
                                                       accounts. Do not send
                                                       registered or express
                                                       mail to the post office
                                                       box address.
                  ------------------------------------------------------------
Purchasing By Wire              CORESTATES BANK, N.A.
Money should be                 ABA 031000011
wired to:                       CORESTATES NO. 0101 9897
                                ATTN: VANGUARD
Before Wiring                   VANGUARD GROWTH AND INCOME PORTFOLIO
Please contact                  ACCOUNT NUMBER
Client Services                 ACCOUNT REGISTRATION
(1-800-662-2739)

                    To assure proper receipt, please be sure your bank includes the Fund name, the account number Vanguard has assigned to you and the eight-digit CoreStates number. If you are
                    opening a new account, please complete the Account
                    Registration Form and mail it to the "New Account" address above after completing your wire arrangement. Note: Federal
                    Funds wire purchase orders will be accepted only when the
                    Fund and Custodian Bank are open for business.
                    ------------------------------------------------------------
Purchasing By       Telephone exchanges are not permitted to or from
Exchange (from a    non-retirement accounts in  Vanguard Growth and
Vanguard account)   Income Portfolio. (The Fund will accept telephone exchange requests for retirement accounts only.) You may, however,
                    purchase shares of the Portfolio by exchange from another
                    Vanguard Fund account by providing the appropriate
                    information on your Account Registration Form. The Portfolio reserves the right to refuse any exchange purchase request.
                    ------------------------------------------------------------
Purchasing By Fund  The Fund Express Special Purchase option lets you move money
Express             from your bank account to your Vanguard account on an "as
                    needed" basis. Or if you choose the Automatic Investment
Special Purchase    option, money will be moved automatically from your bank
and Automatic       account to your Vanguard account on the schedule (monthly,
Investment          bimonthly

                    [every other month], quarterly, semiannually or annually) you select. To establish these Fund Express options, please provide the appropriate information on the Account Registration Form. We will send you a confirmation of your Fund Express enrollment; please wait two weeks before using the service.

--------------------------------------------------------------------------------
CHOOSING A          You must select one of four distribution options:
DISTRIBUTION
OPTION              1.  Automatic Reinvestment Option -- Both dividend and
                        capital gains distributions will be reinvested in additional Fund shares. This option will be selected for you automatically unless you specify one of the other options.

                    2. Cash Dividend Option -- Your dividends will be paid in cash and your capital gains will be reinvested in additional Fund shares.

                    3. Cash Capital Gain Option -- Your capital gains distributions will be paid in cash and your dividends will be reinvested in additional Fund shares.

                    4. All Cash Option -- Both dividend and capital gains distributions will be paid in cash.

                    You may change your option by calling our Client Services Department (1-800-662-2739).

                    If a shareholder has chosen to receive dividend and/or capital gains distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, we will change the distribution option so that all dividends and other distributions are automatically reinvested in additional shares. We will not pay interest on uncashed distribution checks.

                    In addition, an option to invest your cash dividend and/or capital gains distributions in another Vanguard Fund account is available. Please call our Client Services Department (1-800-662-2739) for information. You may also elect Vanguard Dividend Express which allows you to transfer your cash dividend and/or capital gains distributions automatically to your bank account. Please see "Other Vanguard Services" for more information.

--------------------------------------------------------------------------------

TAX CAUTION         Under Federal tax laws, the Portfolio is required to
                    distribute net capital gains and dividend income to
Investors should    Portfolio shareholders. These distributions are made to all
ask about the       shareholders who own Portfolio shares as of the
timing of capital   distribution's record date, regardless of how long the
gains and dividend  shares have been owned. Purchasing shares just prior to the
distributions       record date could have a significant impact on your tax
before investing    liability for the year. For example, if you purchase shares immediately prior to the record date of a sizable capital gain or income dividend distribution, you will be assessed taxes on the amount of the capital gain and/or dividend distribution later paid even though you owned the Portfolio shares for just a short period of time. (Taxes are due on the distributions even if the dividend or capital gain is reinvested in additional Portfolio shares.) While the total value of your investment will be the same after the distribution -- the amount of the distribution will offset the drop in the net asset value of the shares -- you should be aware of the tax implications the timing of your purchase may have.


                    Prospective investors should, therefore, inquire about potential distributions before investing. The Portfolio's annual capital gains distribution normally occurs in December, while income dividends are generally paid semi-annually in June and December. In addition, the Portfolio may be required to make supplemental dividend or capital gains distributions at some other time during the year. For additional information on distributions and taxes, see the section titled "Dividends, Capital Gains and Taxes."

--------------------------------------------------------------------------------
IMPORTANT           The easiest way to establish optional Vanguard services on
INFORMATION         your account is to select the options you desire when you
                    complete your Account Registration Form.

Establishing        If you wish to add options later, you may need to provide
Optional            Vanguard with additional information and a signature
Services            guarantee. Please call our Client Services Department
                    (1-800-662-2739) for further assistance.


Signature           For our mutual protection, we may require a signature
Guarantees          guarantee on certain written transaction requests. A
                    signature guarantee verifies the authenticity of your signature and may be obtained from banks, brokers and any other guarantor that Vanguard deems acceptable. A signature guarantee cannot be provided by a notary public.

Certificates        Share certificates will be issued upon request. If a
                    certificate is lost, you may incur an expense to replace it.


Broker/Dealer       If you purchase shares in Vanguard Funds through a
Purchases           registered broker/dealer or investment adviser, the
                    broker/dealer or adviser may charge a service fee.

Cancelling Trades   The Portfolio will not cancel any trade (e.g., a purchase, exchange or redemption) believed to be authentic once the trade request has been received in writing or by telephone.


Electronic          You may receive a prospectus for the Fund or any of the
Prospectus          Vanguard Funds in an electronic format through Vanguard's
Delivery            website at www.vanguard.com. For additional information
                    please see "Other Vanguard Services -- Computer Access."

--------------------------------------------------------------------------------

WHEN YOUR           Your trade date is the date on which your account is
ACCOUNT WILL BE     credited. If your purchase is made by check, Federal Funds
CREDITED            wire or exchange and is received by the close of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m. Eastern time, your trade date is the day of receipt. If your purchase is received after the close of the Exchange your trade date is the next business day. Your shares are purchased at the net asset value determined on your trade date.


                    In order to prevent lengthy processing delays caused by the clearing of foreign checks, Vanguard will only accept a foreign check which has been drawn in U.S. dollars and has been issued by a foreign bank with a U.S. correspondent bank. The name of the U.S. correspondent bank must be printed on the face of the foreign check.

--------------------------------------------------------------------------------

SELLING YOUR        You may withdraw any portion of the funds in your account by
SHARES              redeeming shares at any time. (Please see "Important
                    Redemption Information.") You generally may initiate a request by writing or by telephoning. Your redemption proceeds are normally mailed within two business days after the receipt of the request in Good Order. No interest will accrue on amounts represented by uncashed redemption checks.


Selling By Mail     Requests should be mailed to The Vanguard Group, Vanguard
                    Growth and Income Portfolio, P.O. Box 1120, Valley Forge, PA
                    19482-1120. (For express or registered mail, send your request to The Vanguard Group, Vanguard Growth and Income
                    Portfolio, 455 Devon Park Drive, Wayne, PA 19087-1815.)



                    The redemption price of shares will be the Fund's net asset value next determined after Vanguard has received all required documents in Good Order.
                    ------------------------------------------------------------
Definition of Good  Good Order means that the request includes the following:
Order
                    1. The account number and Fund name.
                    2. The amount of the transaction (specified in dollars or
                       shares).
                    3. The signatures of all owners exactly as they are
                       registered on the account.
                    4. Any required signature guarantees.

                    5. Other supporting legal documentation that may be
                       required in the case of estates, corporations, trusts and certain other accounts.

                    6. Any certificates that you are holding for the account.

                    If you have questions about this definition as it pertains to your request, please call our Client Services Department (1-800-662-2739).
                    ------------------------------------------------------------

Selling By          To sell shares by telephone, you or your pre-authorized
Telephone           representative may call our Client Services Department at
                    1-800-662-2739. The proceeds will be sent to you by mail.
                    Please Note: As a protection against fraud, your telephone mail redemption privilege will be suspended for 15 calendar days following any expedited address change to your account. An expedited address change is one that is made by telephone or in writing, without the signatures of all account owners. Please see "Important Information About
                    Telephone Transactions".

                    ------------------------------------------------------------

Selling By Fund     If you select the Fund Express Automatic Withdrawal option,
Express             money will be automatically moved from your Vanguard Fund
                    account to your bank account according to the schedule you
Automatic           have selected. The Special Redemption option lets you move
Withdrawal          money from your Vanguard account to your bank account on
& Special           an "as  needed" basis. To establish these Fund Express
Redemption          options, please provide the appropriate information on the
                    Account Registration Form. We will send you a confirmation of your Fund Express service; please wait two weeks before using the service.

                    ------------------------------------------------------------

Selling by          You may sell shares by making an exchange into another
Exchange            Vanguard Fund account. Exchanges may be made only by mail;
                    telephone exchanges between non-retirement accounts are not accepted for the Portfolio.
                    ------------------------------------------------------------
Important           Shares purchased by check or Fund Express may be redeemed at
Redemption          any time. However, your redemption proceeds will
Information         not be paid until payment for the purchase is collected,
                    which may take up to ten calendar days.

                    ------------------------------------------------------------
Delivery of         Redemption requests received by telephone prior to the close
Redemption          of trading on the Exchange are processed on the day of
Proceeds            receipt and the redemption proceeds are normally sent on the following business day.


                    Redemption requests received by telephone after the close of the Exchange are processed on the business day following receipt and the proceeds are normally sent on the second business day following receipt.


                    Redemption proceeds must be sent to you within seven days of receipt of your request in Good Order, except as described above in "Important Redemption Information."



                    If you experience difficulty in making a telephone redemption during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be implemented at the net asset value next determined after your request has been received by Vanguard in Good Order. The Portfolio reserves the right to revise or terminate the telephone redemption privilege at any time.

                    The Fund may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission.

                    If the Board of Directors determines that it would be
                    detrimental to the best interests of the Fund's remaining
                    shareholders to make payment in cash, the Fund may pay
                    redemption proceeds in whole or in part by a distribution
                    in kind of readily marketable securities.
                    ------------------------------------------------------------
Vanguard's Average  If you make a redemption from a qualifying account, Vanguard
Cost Statement      will send you an Average Cost Statement which provides you with the tax basis of the shares you redeemed. Please see
                    "Statements and Reports" for additional information.
                    ------------------------------------------------------------

Low Balance fee     Due to the relatively high cost of maintaining smaller
and Minimum         accounts, the Fund will automatically deduct a $10 annual
Account Balance     fee in either June or December from non-retirement accounts
Requirement         with balances falling below $2,500 ($500 for Uniform
                    Gifts/Transfers to Minors Act accounts). The fee generally will be waived for investors whose aggregate Vanguard assets exceed $50,000.


                    In addition, the Portfolio reserves the right to liquidate any non-retirement account that is below the minimum initial investment amount of $3,000. If at any time your total investment does not have a value of at least $3,000, you may be notified that your account is below the Portfolio's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the account is liquidated. Proceeds would be promptly paid to the registered shareholder.

                    Vanguard will not liquidate your account if it has fallen below $3,000 solely as a result of declining markets (i.e., a decline in a Portfolio's net asset value).


--------------------------------------------------------------------------------
EXCHANGING YOUR     Should your investment goals change, you may exchange your
SHARES              shares of Vanguard Growth and Income Portfolio for those of other available Vanguard funds. Exchanges to or from Vanguard Growth and Income Portfolio may be made only by mail. Telephone exchanges between non-retirement accounts are not accepted for the Portfolio.


Exchanging By Mail  Please be sure to include on your exchange request the name and account number of your current Fund, the name of the
                    Fund you wish to exchange into, the amount you wish to
                    exchange, and the signatures of all registered account
                    holders. Send your request to The Vanguard Group, Vanguard
                    Growth and Income Portfolio, P.O. Box 1120, Valley Forge,
                    PA 19482-1120. (For express or registered mail, send your
                    request to The Vanguard Group, Vanguard Growth and Income
                    Portfolio, 455 Devon Park Drive, Wayne, PA 19087-1815.)
                    ------------------------------------------------------------
Exchanging Online   You may use your personal computer to exchange shares of
                    most Vanguard funds by accessing our website
                    (www.vanguard.com). To establish this service for your account, you must first register through the website. We will then send to you, by mail, an account access password that will enable you to make online exchanges.

                    The Vanguard funds that you cannot purchase or sell through online exchange are Vanguard Index Trust, Vanguard Balanced Index Fund, Vanguard International Equity Index Fund, Vanguard REIT Index Portfolio, Vanguard Total International Portfolio, and Vanguard Growth and Income Portfolio (formerly known as Vanguard Quantitative Portfolios). These funds do permit online exchanges within IRAs and other retirement accounts.

                    ------------------------------------------------------------
Important Exchange  Before you make an exchange, you should consider the
Information         following:

                    o Please read the Fund's prospectus before making an
                      exchange. For a copy and for answers to any questions you may have, call our Investor Information Department (1-800-662-7447).

                    o An exchange is treated as a redemption and a purchase.
                      Therefore, you could realize a taxable gain or loss on the transaction.


                    o Exchanges by telephone are accepted only if the
                      registrations and the taxpayer identification numbers of the two accounts are identical.

                    o To exchange into an account with a different registration
                      (including a different name, address, or taxpayer identification number), you must provide Vanguard with written instructions that include the guaranteed signatures of all current account owners.

                    o The shares to be exchanged must be on deposit and not held in certificate form.

                    o New accounts are not currently accepted in
                      Vanguard/Windsor Fund.

                    o The redemption price of shares redeemed by exchange is the net asset value next determined after Vanguard has received all required documentation in Good Order.

                    o When opening a new account by exchange, you must meet the minimum investment requirement of the new Fund.


                    Every effort will be made to maintain the exchange privilege. However, the Portfolio reserves the right to revise or terminate its provisions, limit the amount of, or reject any exchange, as deemed necessary, at any time.

--------------------------------------------------------------------------------
EXCHANGE            The Portfolio's exchange privilege is not intended to afford
PRIVILEGE           shareholders a way to speculate on short-term movements in
LIMITATIONS         the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Portfolio and increase transaction costs, the Portfolio has established a policy of limiting excessive exchange activity.


                    Exchange activity generally will not be deemed excessive if limited to two substantive exchange redemptions (at least 30 days apart) from the Portfolio during any twelve month period. "Substantive" means either a dollar amount or a series of movements between Vanguard funds that Vanguard determines, in its sole discretion, could have an adverse impact on the management of the Portfolio. Notwithstanding these limitations, the Portfolio reserves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management.

--------------------------------------------------------------------------------

IMPORTANT           The ability to initiate redemptions (except wire or Fund
INFORMATION         Express redemptions) by telephone is automatically
ABOUT TELEPHONE     established on your account unless you request in writing
TRANSACTIONS        that telephone transactions on your account not be
                    permitted.


                    To protect your account from losses resulting from unauthorized or fraudulent telephone instructions, Vanguard adheres to the following security procedures:


                    1. Security Check. To request a transaction by telephone,
                       the caller must know (i) the name of the Portfolio; (ii) the 10-digit account number; (iii) the exact name and address used in the registration; and (iv) the Social Security or employer identification number listed on the account.

                    2. Payment Policy. The proceeds of any telephone redemption by mail will be made payable to the registered shareowner and mailed to the address of record only.

                    Neither the Fund nor Vanguard will be responsible for the
                    authenticity of transaction instructions received by
                    telephone, provided that reasonable security procedures
                    have been followed. Vanguard believes that the security
                    procedures described above are reasonable, and that if such procedures are followed, you will bear the risk of any
                    losses resulting from unauthorized or fraudulent telephone transactions on your account.
--------------------------------------------------------------------------------
TRANSFERRING        You may transfer the registration of any of your Portfolio
REGISTRATION        shares to another person by completing a transfer form and sending it to: The Vanguard Group, Attention: Transfer
                    Department, P.O. Box 1110, Valley Forge, PA 19482-1110. The
                    request must be in Good Order. To obtain a transfer form and complete instructions, please call our Client Services
                    Department (1-800-662-2739).
--------------------------------------------------------------------------------
STATEMENTS AND      Vanguard will send you a confirmation statement each time
REPORTS             you initiate a transaction in your account except for
                    checkwriting redemptions from Vanguard money market accounts. You will also receive a comprehensive account statement at the end of each calendar quarter. The fourth-quarter statement will be a year-end statement, listing all transaction activity for the entire calendar year.

                    Vanguard's Average Cost Statement provides you with the average cost of shares redeemed from your account during the calendar year, using the average cost, single category method. This service is available for most taxable accounts opened since January 1, 1986. In general, investors who redeemed shares from a qualifying Vanguard account may expect to receive their Average Cost Statement along with their Portfolio Summary Statement. Please call our Client Services Department (1-800-662-2739) for information.

                    Financial reports on the Fund will be mailed to you
                    semiannually, according to the Fund's fiscal year-end. To
                    keep the Fund's cost as low as possible (so that you and
                    other shareholders can keep more of the Fund's investment
                    earnings), Vanguard attempts to eliminate duplicate
                    mailings to the same address. When we find that two or more
                    Fund shareholders have the same last name and address, we
                    send just one Fund report to that address--instead of
                    mailing separate reports to each shareholder. If you want
                    us to send separate reports, however, you may notify our
                    Investor Information Department at 1-800-662-7447.
--------------------------------------------------------------------------------
OTHER VANGUARD      For more information about any of these services, please
SERVICES            call our Investor Information Department at 1-800-662-7447.

Vanguard Direct     With Vanguard's Direct Deposit Service, most U.S.
Deposit Service     Government checks (including Social Security and military
                    pension checks) and private payroll checks may be automatically deposited into your Vanguard Fund account.
                    Separate brochures and forms are available for direct deposit of U.S. Government and private payroll checks.

Vanguard Automatic  Vanguard's Automatic Exchange Service allows you to move
Exchange Service    money automatically among your Vanguard Fund accounts. For instance, the service can be used
                    to "dollar cost average" from a money market portfolio into a stock or bond fund or to contribute to an IRA or other retirement plan. Please contact our Client Services
                    Department at 1-800-662-2739 for additional information.

Vanguard Fund       Vanguard's Fund Express allows you to transfer money
Exchange Service    between your Portfolio account and your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a
                    Fund Express application.

                    Special rules govern how your Fund Express purchases or redemptions are credited to your account. In addition, some services of Fund Express cannot be used with specific Vanguard Funds. For more information, please refer to the Vanguard Fund Express brochure.

Vanguard Dividend   Vanguard's Dividend Express allows you to transfer your
Express             dividend and/or capital gains distributions automatically
                    from your Portfolio account, one business day after the Portfolio's payable date, to your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a
                    Vanguard Dividend Express application.

Vanguard            Vanguard's Tele-Account is a convenient, automated service
Tele-Account(R)     that provides share price, price change and yield quotations on Vanguard Funds through any TouchTone(TM) telephone. This service also lets you obtain information about your account balance, your last transaction, and your most recent dividend or capital gains payment. In addition, you may perform investment exchanges of Vanguard Fund shares and redemptions by check using Tele-Account. To contact
                    Vanguard's Tele-Account service, dial 1-800-ON-BOARD
                    (1-800-662-6273). A brochure offering detailed operating instructions is available from our Investor Information
                    Department (1-800-662-7447).

Vanguard Online     Use your personal computer to learn more about Vanguard's
www.vanguard.com    funds and services; keep in touch with your Vanguard
                    accounts; map out a long-term investment strategy; initiate certain transactions; and ask questions, make suggestions, and send messages to Vanguard.

                    Our education-oriented website provides timely news and information about Vanguard's funds and services; an online "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.
--------------------------------------------------------------------------------

                [GRAPHIC OMITTED]                        [GRAPHIC OMITTED]



               -----------------
               The Vanguard Group                       P R O S P E C T U S
               P.O. Box 2600
               Valley Forge, PA 19482

               Investor Information                        APRIL 17, 1998
                Department:
               1-800-662-7447 (SHIP)                     FORMERLY KNOWN AS
                                                              VANGUARD
               Client Services                              QUANTITATIVE
                Department:                                  PORTFOLIOS
               1-800-662-2739 (CREW)

               Tele-Account for
                24-Hour Access:
               1-800-662-6273 (ON-BOARD)

               Telecommunication Service
                for the Hearing-Impaired:
               1-800-662-2738

               Transfer Agent:
               The Vanguard Group, Inc.
               P.O. Box 2600
               Valley Forge, PA 19482


























               P093

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                June ______, 1998



         This statement is not a prospectus, but should be read in conjunction with the Combined Proxy Statement/Prospectus of Vanguard Quantitative Portfolios -- Growth and Income Portfolio (the "Growth and Income Portfolio") and Vanguard/Trustee's Equity Fund -- U.S. Portfolio (the "U.S. Portfolio") dated ______, 1998. Growth and Income Portfolio's Prospectus (dated April 17, 1998) and Statement of Additional Information (dated April 17, 1998) and the 1997 Annual Report to Shareholders of the Growth and Income Portfolio and the 1997 Annual Report to Shareholders of the U.S. Portfolio are on file with the U.S. Securities and Exchange Commission and are hereby incorporated by reference. Each of the aforementioned documents may be obtained without charge by writing to Vanguard Financial Center, 100 Vanguard Boulevard, (P.O. Box 876), Valley Forge, Pa. 19482 or by calling 1-800-662-7447.